Document And Entity Information (USD $)	3 Months Ended
	Mar. 31, 2012	May 11, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	POSITIVEID Corp
Document Type	S-1
Current Fiscal Year End Date	--12-31
Entity Common Stock, Shares Outstanding		111,105,658
Entity Public Float			$ 9,159,000
Amendment Flag	true
Amendment Description	Added Q1 2012 financials and footnotes.
Entity Central Index Key	0001347022
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Smaller Reporting Company
Entity Well-known Seasoned Issuer	No
Document Period End Date	Mar 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	Q1

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current Assets:
Cash and cash equivalents	$ 144	$ 28	$ 1,764
Prepaid expenses and other current assets	111	82	173
Assets held for sale			1,305
Total Current Assets	255	110	3,242
Equipment, net	42	44	49
Prepaid tax advance to Stanley	550
Goodwill	510	510
Intangibles, net	1,284	1,385
Other assets	347	417	24
Total Assets	2,988	2,466	3,315
Current Liabilities:
Accounts payable	1,314	1,020	490
Accrued expenses and other current liabilities	1,217	1,775	1,067
Current portion of liability to Stanley	396
Accrued preferred stock dividends payable	50	24	152
Total Current Liabilities	2,977	2,819	1,709
Liability to Stanley	554
Contingent earn-out liability	538	538
Stock obligation to related party (see Note 8 )	101	4,879
Commitments and contingencies
Stockholders’ Equity (Deficit):
Convertible preferred stock, 5,000,000 shares authorized, $.001 par value; Series B Preferred – 230 shares issued and outstanding, liquidation preference of $2,300, at December 31, 2010; Series F Preferred – 1,000 and 1,500 shares issued and outstanding, liquidation preference of $1,050 and $1,524, at March 31, 2012 and December 31, 2011, respectively; Series H Preferred – 159 shares issued and outstanding, liquidation preference of $159, at March 31, 2012
Common stock, 175,000,000 shares authorized, $.01 par value; 107,647,718, 53,997,779 and 33,047,405 shares issued and outstanding at March 31, 2012 and December 31, 2011 and 2010, respectively	1,076	540	330
Additional paid-in capital	89,848	82,042	74,002
Accumulated deficit	(90,456)	(86,102)	(69,621)
	468	(3,520)	4,711
Note receivable for shares issued	(1,650)	(2,250)	(3,105)
Total Stockholders’ Equity (Deficit)	(1,182)	(5,770)	1,606
Total Liabilities and Stockholders’ Equity (Deficit)	$ 2,988	$ 2,466	$ 3,315

Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Convertible preferred stock, par value (in Dollars per share)	$ 0.001	$ 0.001	$ 0.001
Convertible preferred stock, shares authorized	5,000,000	5,000,000	5,000,000
Common stock, par value (in Dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	175,000,000	70,000,000	70,000,000
Common stock, shares issued	107,647,718	53,997,779	33,047,405
Common stock, shares outstanding	107,647,718	53,997,779	33,047,405
Series B Convertible Preferred Stock [Member]
Convertible preferred stock, shares issued	0	0	230
Convertible preferred stock, shares outstanding	0	0	230
Convertible preferred stock, liquidation preference (in Dollars)	$ 0	$ 0	$ 2,300
Series F Convertible Preferred Stock [Member]
Convertible preferred stock, shares issued	1,000	1,500	0
Convertible preferred stock, shares outstanding	1,000	1,500	0
Convertible preferred stock, liquidation preference (in Dollars)	1,050	1,524	0
Series H Convertible Preferred Stock [Member]
Convertible preferred stock, shares issued	159	0	0
Convertible preferred stock, shares outstanding	159	0	0
Convertible preferred stock, liquidation preference (in Dollars)	$ 159	$ 0	$ 0

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010
Revenue				$ 75
Cost of sales				45
Gross profit				30
Operating expenses:
Selling, general and administrative	2,301	2,145	10,849	9,722
Research and development	116	382	784	1,394
Stock compensation to related party (see Note 8)			4,879
Total operating expenses	2,417	2,527	16,512	11,116
Operating loss from continuing operations	(2,417)	(2,527)	(16,512)	(11,086)
Other income (expense), net	69	66	88	34
Loss from continuing operations	(2,348)	(2,461)	(16,424)	(11,052)
Discontinued operations:
Income (loss) from discontinued operations		247	498	(3,264)
Impairment of goodwill			(555)	(1,600)
Total income (loss) from discontinued operations		247	(57)	(4,864)
Net loss	(2,348)	(2,214)	(16,481)	(15,916)
Preferred stock dividends	(26)	(96)	(221)	(152)
Beneficial conversion dividend on preferred stock	(2,006)
Net loss attributable to common stockholders	$ (4,380)	$ (2,310)	$ (16,702)	$ (16,068)
Loss from continuing operations per common share attributable to common stockholders (in Dollars per share)	$ (0.06)	$ (0.09)	$ (0.43)	$ (0.47)
Income (loss) from discontinued operations per common share (in Dollars per share)		$ 0.01		$ (0.2)
Loss per common share attributable to common stockholders – basic and diluted (in Dollars per share)	$ (0.06)	$ (0.08)	$ (0.43)	$ (0.67)
Weighted average shares outstanding – basic and diluted (in Shares)	79,519	29,990	38,490	24,053

Consolidated Statement of Stockholders’ Equity (Deficit) (USD $) In Thousands, except Share data	Preferred Stock [Member] Series B Preferred Stock [Member]	Preferred Stock [Member] Series A Preferred Stock [Member]	Preferred Stock [Member] Series C Preferred Stock [Member]	Preferred Stock [Member] Series F Preferred Stock [Member]	Preferred Stock [Member] Series H Preferred Stock [Member]	Preferred Stock [Member]	Common Stock [Member] Series A Preferred Stock [Member] USD ($)	Common Stock [Member] Series C Preferred Stock [Member] USD ($)	Common Stock [Member] Series F Preferred Stock [Member] USD ($)	Common Stock [Member] Series H Preferred Stock [Member] USD ($)	Common Stock [Member] Acquisition of Easy Check [Member] USD ($)	Common Stock [Member] Acquisition of MicroFluidic Systems [Member] USD ($)	Common Stock [Member] USD ($)	Additional Paid-in Capital [Member] Series B Preferred Stock [Member] USD ($)	Additional Paid-in Capital [Member] Series A Preferred Stock [Member] USD ($)	Additional Paid-in Capital [Member] Series C Preferred Stock [Member] USD ($)	Additional Paid-in Capital [Member] Series F Preferred Stock [Member] USD ($)	Additional Paid-in Capital [Member] Series H Preferred Stock [Member] USD ($)	Additional Paid-in Capital [Member] Acquisition of Easy Check [Member] USD ($)	Additional Paid-in Capital [Member] Acquisition of MicroFluidic Systems [Member] USD ($)	Additional Paid-in Capital [Member] USD ($)	Retained Earnings [Member] Series F Preferred Stock [Member] USD ($)	Retained Earnings [Member] Series H Preferred Stock [Member] USD ($)	Retained Earnings [Member] USD ($)	Note Receivable For Shares Issued [Member] Series B Preferred Stock [Member] USD ($)	Note Receivable For Shares Issued [Member] Series F Preferred Stock [Member] USD ($)	Note Receivable For Shares Issued [Member] USD ($)	Series B Preferred Stock [Member] USD ($)	Series A Preferred Stock [Member] USD ($)	Series C Preferred Stock [Member] USD ($)	Series F Preferred Stock [Member] USD ($)	Series H Preferred Stock [Member] USD ($)	Acquisition of Easy Check [Member] USD ($)	Acquisition of MicroFluidic Systems [Member] USD ($)	Total USD ($)
Balance at January 1, 2010 at Dec. 31, 2009													$ 218								$ 63,018			$ (53,705)											$ 9,531
Balance at January 1, 2010 (in Shares) at Dec. 31, 2009						462							21,840
Net loss																								(15,916)											(15,916)
Stock based compensation													52								5,067														5,119
Stock based compensation (in Shares)													5,142
Issuance of preferred shares														2,190														2,190
Issuance of preferred shares (in Shares)	230
Issuance of common stock from option exercises													7								352														359
Issuance of common stock from option exercises (in Shares)													719
Reversal of preferred stock accrued dividends on conversion															89														89
Common stock issued for preferred stock conversion							27								(27)
Common stock issued for preferred stock conversion (in Shares)		(462)					2,700
Common stock issued for interest expense on Series A Preferred conversion															35														35
Common stock issued for interest expense on Series A Preferred conversion (in Shares)							29
Issuance of common stock													17								2,283						(2,300)
Issuance of common stock (in Shares)													1,717
Issuance of common stock for note receivable upon warrant exercise													6								799						(805)
Issuance of common stock for note receivable upon warrant exercise (in Shares)													600
Issuance of common stock pursuant to acquisition											3								348														351
Issuance of common stock pursuant to acquisition (in Shares)											300
Accrual of preferred stock dividends																					(152)														(152)
Balance at Dec. 31, 2010													330								74,002			(69,621)			(3,105)								1,606
Balance (in Shares) at Dec. 31, 2010						230							33,047
Net loss																								(16,481)											(16,481)
Stock based compensation													34								3,400														3,434
Stock based compensation (in Shares)													3,420
Issuance of preferred shares														1,900		1,228	883											1,900		1,228	883
Issuance of preferred shares (in Shares)	190		140	1,500
Issuance of common stock for cash and note receivable													68								2,432						(2,250)								250
Issuance of common stock for cash and note receivable (in Shares)													6,812
Redemption of Series B Preferred shares														(5,465)											5,670			205
Redemption of Series B Preferred shares (in Shares)	(420)
Reversal of preferred stock accrued dividends on conversion																66														66
Common stock issued for preferred stock conversion								35								(35)
Common stock issued for preferred stock conversion (in Shares)			(140)					3,500
Issuance of common stock													27								1,873						(1,900)
Issuance of common stock (in Shares)													2,721
Issuance of common stock for note receivable upon warrant exercise													10								655						(665)
Issuance of common stock for note receivable upon warrant exercise (in Shares)													952
Issuance of common stock pursuant to acquisition											2	34							112	1,212													114	1,246
Issuance of common stock pursuant to acquisition (in Shares)											200	3,346
Accrual of preferred stock dividends																					(221)														(221)
Balance at Dec. 31, 2011													540								82,042			(86,102)			(2,250)								(5,770)
Balance (in Shares) at Dec. 31, 2011						1,500							53,998
Balance at January 1, 2010 at Jan. 01, 2012
Net loss																								(2,348)											(2,348)
Stock based compensation													30								559														589
Stock based compensation (in Shares)													2,970
Issuance of preferred shares										5								381														386
Issuance of preferred shares (in Shares)					500					500
Common stock issued for preferred stock conversion									83	38							1,670	192				(1,776)	(230)			600					577
Common stock issued for preferred stock conversion (in Shares)				(500)	(341)				8,336	3,804
Issuance of common stock													35								(35)
Issuance of common stock (in Shares)													3,500
Issuance of common stock pursuant to acquisition												4								65														69
Issuance of common stock pursuant to acquisition (in Shares)												460
Issuance of Common Stock in satisfaction of related party stock obligations													341								5,000														5,341
Issuance of Common Stock in satisfaction of related party stock obligations (in Shares)													34,080
Accrual of preferred stock dividends																					(26)														(26)
Balance at Mar. 31, 2012													$ 1,076								$ 89,848			$ (90,456)			$ (1,650)								$ (1,182)
Balance (in Shares) at Mar. 31, 2012						1,159							107,648

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net loss	$ (2,348)	$ (2,214)	$ (16,481)	$ (15,916)
Add: (Income) loss from discontinued operations		(247)	57	4,864
Loss from continuing operations	(2,348)	(2,461)	(16,424)	(11,052)
Adjustments to reconcile loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	108	6	272	25
Stock-based compensation	589	970	3,434	5,119
Stock issued to advisor for acquisition	69		365
Stock compensation to related party (see Note 8)			4,879
In-process research and development expense			114	350
Impairment of goodwill			555	1,600
Change in fair value of contingent earn-out liability			(212)
Non-cash interest income		(29)		(7)
Changes in operating assets and liabilities:
(Increase) decrease in prepaid expenses and other current assets	42	29	(258)	51
Increase (decrease) in accounts payable and accrued expenses	698	120	1,136	(34)
Net cash used in discontinued operations		(104)	(540)	(3,231)
Net cash used in operating activities	(842)	(1,469)	(6,679)	(7,179)
Cash flows from investing activities:
Acquisition of MicroFluidic Systems			(24)
Proceeds from sale of NationalCreditReport.com			675
Proceeds from sale of equipment			54
Purchase of equipment	(5)	(7)	(23)	(29)
Net cash provided by (used in) investing activities	(5)	(7)	682	(29)
Cash flows from financing activities:
Proceeds from equity financings, net of fees	963	1,900	4,261	2,190
Proceeds from exercise of stock options				359
Net cash provided by financing activities	963	1,900	4,261	2,549
Net increase (decrease) in cash and cash equivalents	116	424	(1,736)	(4,659)
Cash and cash equivalents, beginning of period	28	1,764	1,764	6,423
Cash and cash equivalents, end of period	$ 144	$ 2,188	$ 28	$ 1,764

Note 1 - Organization and Basis of Presentation	15 Months Ended
Mar. 31, 2012
Business Description and Basis of Presentation [Text Block]

1.   Organization and Basis of Presentation

PositiveID Corporation (the “Company” or “PositiveID”) is a Delaware corporation formed in 2001. The Company commenced operations in 2002 as VeriChip Corporation. In 2007, the Company completed an initial public offering of its common stock.

In July 2008, the Company completed the sale of all of the outstanding capital stock of Xmark Corporation (“Xmark”), which at the time was principally all of the Company’s operations. The sale transaction was closed for $47.9 million in cash, which consisted of the $45 million purchase price plus a balance sheet adjustment of approximately $2.9 million, which was adjusted to $2.8 million at settlement of the escrow. Under the terms of the stock purchase agreement, $43.4 million of the proceeds were paid at closing and $4.4 million was released from escrow in July 2009. As a result, the Company  recorded a gain on the sale of Xmark of $6.2 million, with $4.5 million of that gain deferred until the escrow was settled in 2009.

Following the completion of the sale, the Company retired all of its outstanding debt for a combined payment of $13.5 million and settled all contractual payments to Xmark’s and the Company’s officers and management for $9.1 million. In August 2008, the Company paid a special dividend to its stockholders of $15.8 million.

In November 2008, the Company entered into an Asset Purchase Agreement (“APA”) with Digital Angel Corporation and Destron Fearing Corporation, a wholly-owned subsidiary of Digital Angel Corporation, which collectively are referred to as “Digital Angel.” The terms of the APA included the Company’s purchase of patents related to an embedded bio-sensor system for use in humans, and the assignment of any rights of Digital Angel under a development agreement associated with the development of an implantable glucose sensing microchip. The Company also received covenants from Digital Angel and Destron Fearing that will permit the use of intellectual property of Digital Angel related to the Company’s health care business without payment of ongoing royalties, as well as inventory and a limited period of technology support by Digital Angel. The Company paid Digital Angel $500,000 at the closing of the APA, which was recorded in the financials as research and development expense.

Also, in November 2008, R & R Consulting Partners LLC, a company controlled by the Company’s then chairman and chief executive officer, purchased 5,355,556 shares of common stock from Digital Angel, at which point in time Digital Angel ceased being a stockholder.

In September 2009, the Company, VeriChip Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (the “Acquisition Subsidiary”), and Steel Vault Corporation, a Delaware corporation (“Steel Vault”), signed an Agreement and Plan of Reorganization (the “Merger Agreement”), dated September 4, 2009, as amended, pursuant to which the Acquisition Subsidiary was merged with and into Steel Vault on November 10, 2009, with Steel Vault surviving and becoming a wholly-owned subsidiary of the Company (the “Merger”). Upon the consummation of the Merger, all outstanding shares, options and warrants of Steel Vault’s common stock were converted into approximately 5.1 million shares of common stock, 3.3 million options, and 0.5 million warrants of the Company. At the closing of the Merger, the Company changed its name to PositiveID Corporation.

The Company has historically developed, marketed and sold radio frequency identification, frequently referred to as RFID, systems used for the identification of people in the healthcare market. Beginning in the fourth quarter of 2009, with the acquisition of Steel Vault, the Company focused its strategy to provide unique health and security identification tools to protect consumers and businesses, operating in two key segments: HealthID and ID Security.  Beginning in early 2011 the Company further focused its strategy on the growth of its HealthID segment, including the continued development of its GlucoChip product, its Easy Check breath glucose measurement device, its iglucose wireless communication system, and potential strategic acquisition opportunities of businesses complimentary to its HealthID business.

In February 2010 the Company acquired the assets of Easy Check Medical Diagnostics, LLC (“Easy Check”), which included the Easy Check breath analysis system and the iglucose wireless communication system. The Company issued 300,000 shares of common stock in February 2010, with a fair value of $351,000, as consideration for the purchase.  The purchase agreement also included certain contingent payments and cash royalties based on future revenues. (See Note 3)

In May 2011, the Company entered into a Stock Purchase Agreement to acquire MicroFluidic Systems, a California corporation (“MicroFluidic”), pursuant to which MicroFluidic became a wholly-owned subsidiary of the Company. MicroFluidic specializes in the production of automated instruments for a wide range of applications in the detection and processing of biological samples, ranging from rapid medical testing to airborne pathogen detection for homeland security. (See Note 3)

The Company’s ID Security segment included its identity security suite of products, sold through its NationalCreditReport.com brand and its Health Link personal health record. The Company’s NationalCreditReport.com business was acquired in conjunction with the merger with Steel Vault in November 2009. NationalCreditReport.com offered consumers a variety of identity security products and services primarily on a subscription basis. In the first quarter of 2010, the Company re-launched its Health Link personal health record (“PHR”) business. The Company focused its marketing efforts on partnering with health care providers and exchanges, physician groups, Electronic Medical Record (“EMR”) system vendors, and insurers to use Health Link as a PHR provided to their patients.

Beginning in early 2011, in conjunction with its focus on the HealthID businesses, including the development of the GlucoChip, the Easy Check breath glucose measurement device, and iglucose wireless communication system, the Company limited its activities in its ID Security segment.  In early 2011, the Company ceased acquiring new subscribers to its identity security and credit reporting businesses, and in July 2011, the Company completed the sale of substantially all of the assets of NationalCreditReport.com. (See Note 2)

In January 2012, the Company sold certain assets and liabilities related to its VeriChip business, as well as all of the assets and liabilities relating to its Health Link business, to VeriTeQ Acquisition Corporation, a related party.  The Company had ceased actively marketing the VeriChip business in January 2008 and the Health Link business in September 2010.  The term “VeriChip business” does not include the GlucoChip or any product or application involving blood glucose detection or diabetes management.  (See Note 12).

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

Interim Financial Information

The accompanying unaudited consolidated financial statements as of March 31, 2012 and for the three months ended March 31, 2012 and 2011 have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information and pursuant to the rules and regulations of the Securities Exchange Commission (“SEC”). In the opinion of the Company’s management, all adjustments (including normal recurring adjustments) necessary for a fair presentation for the periods presented have been reflected as required by Regulation S-X, Rule 10-01. The unaudited consolidated statement of operations for the three months ended March 31, 2012 is not necessarily indicative of the results that may be expected for the entire year.

Going Concern

The Company’s consolidated financial statements have been prepared assuming the Company will continue as a going concern. As of December 31, 2011, the Company had a working capital deficiency of approximately $2.7 million and an accumulated deficit of approximately $86 million. As of March 31, 2012, the Company had a working capital deficiency of approximately $2.7 million and an accumulated deficit of approximately $90 million. The Company has incurred operating losses prior to and since the merger that created PositiveID. The current operating losses are the result of selling, general and administrative expenses and research and development expenses. The Company expects its operating losses to continue through at least 2012.

The Company’s ability to continue as a going concern is dependent upon its ability to obtain financing to fund the continued development of its HealthID products, the operations of MicroFluidic, and working capital requirements. Until the Company is able to achieve operating profits, it will continue to seek to access the capital markets.  Since December 31, 2010, the Company raised approximately $3.3 million under certain financing facilities. In July 2011, the Company executed an equity financing that has provided funding of approximately $2.3 million. Additionally, in January 2012, the Company raised approximately $0.4 million from the sale of preferred stock.

On August 31, 2011 the Company received notification that its stock was being delisted from the Nasdaq Capital Market and on September 1, 2011 the Company’s stock began trading on the OTC Bulletin Board. The delisting from Nasdaq could adversely affect the market liquidity of the Company’s common stock and harm the business and may hinder or delay the Company’s ability to consummate potential strategic transactions or investments. Such delisting could also adversely affect the Company’s ability to obtain financing for the continuation of its operations and could result in the loss of confidence by investors, suppliers and employees.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management intends to continue to access capital to provide funds to meet its working capital requirements for the near-term future. In addition and if necessary, the Company could reduce and/or delay certain discretionary research, development and related activities and costs. However, there can be no assurances that the Company will be able to derive sufficient funding or be successful in negotiating additional sources of equity or credit for its long-term capital needs.  The Company’s inability to have access to such financing at reasonable costs could materially and adversely impact its financial condition, results of operations and cash flows, and result in significant dilution to the Company’s existing stockholders. The Company’s consolidated financial statements do not include any adjustments relating to the recoverability of assets and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on the knowledge of current events and actions the Company may undertake in the future, they may ultimately differ from actual results. Included in these estimates are assumptions about lives of intangible and other long-lived assets, assumptions used in Black-Scholes valuation models, estimates of the fair value of acquired assets and assumed liabilities, and the determination of whether any impairment is to be recognized on intangibles, among others.

Discontinued Operations

In connection with the Company’s sale of its NationalCreditReport.com business in July 2011, certain assets of the subsidiary have been classified as held for sale in the accompanying consolidated balance sheet as of December 31, 2010, and its results of operations have been presented as discontinued operations in the accompanying consolidated statements of operations (see Note 2). Related amounts for prior periods presented have been reclassified to conform to the current period presentation. The Company currently operates in one business segment and generated no revenue from this segment in 2010 or 2011.

Concentration of Credit Risk

The Company maintained its cash in one financial institution during the years ended December 31, 2011 and 2010. Balances were insured up to Federal Deposit Insurance Corporation (“FDIC”) limits of $250,000 per institution. At times, cash deposits exceeded the federally insured limits.

Equipment

Equipment is carried at cost less accumulated depreciation, computed using the straight-line method over the estimated useful lives. Leasehold improvements are depreciated over the shorter of the lease term or useful life, software is depreciated over 2 years, and equipment is depreciated over periods ranging from 3 to 5 years. Repairs and maintenance which do not extend the useful life of the asset are charged to expense as incurred. Gains and losses on sales and retirements are reflected in the consolidated statements of operations.

Intangible Assets

Intangible assets are carried at cost less accumulated amortization, computed using the straight-line method over the estimated useful lives. As of December 31, 2011, customer contracts and relationships are being amortized over 3 years, patents are being amortized over 5 years, and non-compete agreements are being amortized over 2 years. Intangible assets consist of the following as of December 31, 2011 (in thousands):

	Gross Carrying Amount	Accumulated Amortization	Net
Customer contracts and relationships	$230	$(45)	$185
Patents	1,223	(143)	1,080
Non-compete agreements	169	(49)	120
	$1,622	$(237)	$1,385

Amortization of intangible assets amounted to approximately $237,000 for the year ended December 31, 2011. Estimated future amortization expense is as follows (in thousands):

2012	$406
2013	356
2014	277
2015	244
2016	102
$1,385

The Company continually evaluates whether events or circumstances have occurred that indicate the remaining estimated useful lives of its definite-lived intangible assets may warrant revision or that the remaining balance of such assets may not be recoverable. The Company uses an estimate of the related undiscounted cash flows attributable to such asset over the remaining life of the asset in measuring whether the asset is recoverable.

The Company records goodwill as the excess of the purchase price over the fair values assigned to the net assets acquired in business combinations. Goodwill is allocated to reporting units as of the acquisition date for the purpose of goodwill impairment testing. The Company’s reporting units are those businesses for which discrete financial information is available and upon which segment management makes operating decisions. Goodwill of a reporting unit is tested for impairment at least once a year, or between testing dates if an impairment condition or event is determined to have occurred.

In assessing potential impairment of the intangible assets and goodwill recorded in connection with the MicroFluidic acquisition as of December 31, 2011, management considered the likelihood of future cash flows attributable to such assets, including but not limited to the probability and extent of MicroFluidic’s participation in the Department of Homeland Security’s BioWatch program, for which a final Request for Proposal is expected to be released by the third quarter of 2012. Based on its analysis, management has concluded, based on information currently available, that no impairment of the intangible assets or goodwill exists as of December 31, 2011.

Revenue Recognition

The Company’s revenue recognition policy related to the discontinued ID Security segment was as follows:

Revenue is recognized when persuasive evidence of an arrangement exists, collectability of arrangement consideration is reasonably assured, the arrangement fees are fixed or determinable and delivery of the product or service has been completed. A significant portion of the Company’s revenue is derived from the Company’s processing of transactions related to the provision of information services to customers, in which case revenue is recognized, assuming all other revenue recognition criteria are met, when the services are provided. Another portion of the Company’s revenues relate substantially to monthly subscription fee-based credit monitoring contracts under which a customer pays a preset fee for a predetermined or unlimited number of transactions or services provided during the subscription period. Revenue related to subscription fee-based contracts having an unlimited volume is recognized ratably during the contract term.

If at the outset of an arrangement, the Company determines that collectability is not reasonably assured, revenue is deferred until the earlier of when collectability becomes probable or the receipt of payment. If there is uncertainty as to the customer’s acceptance of the Company’s deliverables, revenue is not recognized until the earlier of receipt of customer acceptance or expiration of the acceptance period. If at the outset of an arrangement, the Company determines that the arrangement fee is not fixed or determinable, revenue is deferred until the arrangement fee becomes estimable, assuming all other revenue recognition criteria have been met.

In October 2009, the Financial Accounting Standard Board (“FASB”) issued amended revenue recognition guidance for arrangements with multiple deliverables. The new guidance requires the use of management’s best estimate of selling price for the deliverables in an arrangement when vendor specific objective evidence, vendor objective evidence or third party evidence of the selling price is not available. In addition, excluding specific software revenue guidance, the residual method of allocating arrangement consideration is no longer permitted, and an entity is required to allocate arrangement consideration using the relative selling price method. In accordance with the guidance, the Company elected to early adopt its provisions as of January 1, 2010 on a prospective basis for all new or materially modified arrangements entered into on or after that date. The adoption of this guidance did not have a material impact on the consolidated financial statements.

As discussed above, effective January 1, 2010 the Company adopted, on a prospective basis for all new or materially modified arrangements entered into on or after that date, the amended accounting guidance for multiple-deliverable revenue arrangements and the amended guidance related to the scope of existing software revenue recognition guidance. The amended guidance does not generally change the units of accounting for the Company’s revenue transactions. Most of the Company’s products and services qualify as separate units of accounting.

To the extent the Company sells products that may consist of multiple deliverables the revenue recognition is subject to specific guidance. A multiple-deliverable arrangement is separated into more than one unit of accounting if the following criteria are met:

The delivered item(s) has value to the client on a stand-alone basis; and

If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the Company’s control.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is a relative selling price for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative selling price.

Stock-Based Compensation

Stock-based compensation expenses are reflected in the Company’s consolidated statements of operations under selling, general and administrative expenses and research and development expenses.

Income Taxes

The Company accounts for income taxes under the asset and liability approach for the financial accounting and reporting of income taxes. Deferred taxes are recorded based upon the tax impact of items affecting financial reporting and tax filings in different periods. A valuation allowance is provided against net deferred tax assets when the Company determines realization is not currently judged to be more likely than not.

The Company follows the provisions of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) No. 740, Income Taxes (“ASC 740”). ASC 740 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition purposes by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments and which may not accurately anticipate actual outcomes.  Accordingly, the Company reports a liability for unrecognized tax benefits resulting from the uncertain tax positions taken or expected to be taken on a tax return and recognizes interest and penalties, if any, related to uncertain tax positions as interest expense. The Company does not have any uncertain tax positions at December 31, 2011.

Research and Development and Software Development Costs

Research and development costs are expensed as incurred and consist of development work associated with the Company’s existing and potential products. The Company’s research and development expenses relate primarily to share based compensation to project partners, payroll costs for engineering personnel and costs associated with various projects, including testing, developing prototypes and related expenses.

The Company accounts for software development costs in accordance with the provisions of ASC 985-20, “Costs of Software to be Sold, Leased or Marketed”. Qualifying costs are capitalized from the time technological feasibility is established until the product is available for general release to customers. Capitalized software development costs related to the Company’s iglucose wireless communication system totaled approximately $299,000 as of December 31, 2011 and are included in other assets in the accompanying consolidated balance sheet. The product was not available for general release as of December 31, 2011 and therefore amortization of capitalized costs had yet to begin.

Accrued Expenses

Accrued expenses and other current liabilities consisted of the following as of December 31, 2011 and 2010 (in thousands):

	December 31, 2011	December 31, 2010

Accrued compensation	$1,183	$220
Accrued income taxes	400	400
Other	192	447
	$1,775	$1,067

Loss Per Common Share

The Company presents basic income (loss) per common share and, if applicable, diluted income (loss) per share pursuant to the provisions of ASC 260 “Earnings Per Share”. Basic income (loss) per common share is based on the weighted average number of common shares outstanding during the year and after preferred stock dividend requirements. The calculation of diluted income (loss) per common share assumes that any dilutive convertible preferred shares outstanding at the beginning of each year or the date issued were convertible at those dates, with preferred stock dividend requirements and outstanding common shares adjusted accordingly. It also assumes that outstanding common shares were increased by shares issuable upon exercise of those stock options and warrants for which the average period market price exceeds the exercise price, less shares that could have been purchased by the Company with related proceeds.

The following potentially dilutive securities were outstanding as of March 31, 2012 and 2011 and December 31, 2011 and 2010 and were not included in the computation of dilutive loss per common share because the effect would have been anti-dilutive (in thousands):

	March 31, 2012	March 31, 2011	December 31, 2011	December 31, 2010
	(unaudited)

Convertible preferred stock	3,060	1,928	3,000	2,729
Stock options	3,849	3,216	4,148	3,216
Warrants	304	304	304	304
Unvested restricted common stock	400	4,490	4,540	6,623
	7,613	9,938	11,992	12,872

Note 2 - Discontinued Operations	15 Months Ended
Mar. 31, 2012
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

2.   Discontinued Operations

Beginning at the end of 2010, in conjunction with the Company’s focus on its HealthID businesses, including the development of the GlucoChip, the Easy Check breath glucose detection system, and iglucose wireless communication system, the Company began to limit the activities of its ID Security segment, which included its wholly-owned NationalCreditReport.com subsidiary. In connection with the Company’s decision at the end of 2010 to cease acquiring new customers, it evaluated the Steel Vault business model and recoverability of its intangible assets by estimating the projected operating cash flows and estimated residual value of the NationalCreditReport.com business. As a result, the Company recorded a charge for the impairment of its goodwill of $1.6 million in the fourth quarter of 2010.  Effective December 31, 2010, the Company also adjusted the rate of amortization of its trademarks and domain names to reflect the estimated residual value over its estimated remaining economic life.

In early 2011, the Company ceased acquiring new subscribers for its NationalCreditReport.com business, and in the second quarter of 2011 the Company began actively marketing the business for sale. On July 22, 2011, the Company completed the sale of substantially all of the assets of NationalCreditReport.com for $750,000 in cash. The buyer retained $75,000 from the purchase price pending the final determination of indemnification obligations for a period of eighteen months from the closing date.

The transferred assets of NationalCreditReport.com have been classified as held for sale in the accompanying consolidated balance sheet as of December 31, 2010, and consist of the following (in thousands):

Equipment, net	$70
Intangible assets, net	385
Goodwill	850
Total	$1,305

In connection with the decision to sell the NationalCreditReport.com business, the carrying value of the subsidiary’s net assets was written down to their estimated fair value, determined based upon the proceeds realized upon the sale in July 2011. As a result, an impairment of the carrying value of goodwill of approximately $555,000 was recognized during the second quarter of 2011 and is included in the loss from discontinued operations in the accompanying consolidated statements of operations for the year ended December 31, 2011.

Historical revenue related to the NationalCreditReport.com business and included in the income (loss) from discontinued operations in the accompanying consolidated statements of operations totaled approximately $988,000 and $3,018,000 for the years ended December 31, 2011 and 2010, respectively, and approximately $588,000 for the three months ended March 31, 2011.

Note 3 - Acquisitions	15 Months Ended
Mar. 31, 2012
Mergers, Acquisitions and Dispositions Disclosures [Text Block]

3.   Acquisitions

Easy Check Asset Purchase

In February 2010, the Company purchased the assets of Easy Check, which was comprised of the intellectual property related to the Easy Check breath glucose measurement device and the iglucose wireless communication system. The Company issued 300,000 shares of common stock in connection with the purchase with a fair value of $351,000 based on a stock price of $1.17 per share. The entire purchase price was expensed as in-process research and development as the development of these projects had not yet reached technological feasibility and had no alternative future uses.  The Company did not purchase any tangible assets from Easy Check.

In February 2011 the Company amended the purchase agreement and paid the seller of the assets an additional 200,000 shares of its common stock valued at $114,000, based on a stock price of $0.57 per share. The agreement lowered the potential royalty on future income from these products from 25% to 10%. The additional consideration was expensed as in-process research and development as the related projects had not yet reached technological feasibility at the time of the amendment.

MicroFluidic Acquisition

On May 23, 2011, the Company acquired all of the outstanding capital stock of MicroFluidic in a transaction accounted for using the purchase method of accounting (the “Acquisition”). Since MicroFluidic's inception, its key personnel have had an important role in developing technologies to automate the process of biological pathogen detection. MicroFluidic’s substantial portfolio of intellectual property related to sample preparation and rapid medical testing applications is complementary to the Company’s portfolio of virus detection and diabetes management products in development.

As consideration for the consummation of the Acquisition, the Company paid $250,000 to fund certain accounts payable of MicroFluidic (of which approximately $24,000 was paid to selling shareholders) and issued 2,375,000 shares of common stock of the Company (the “Stock Consideration”). Additionally, the Company issued a total of 971,429 shares of common stock in 2011 to its advisors for brokerage services rendered in conjunction with the Acquisition. The Company incurred a nonrecurring charge of approximately $550,000 related to the direct costs of the Acquisition, consisting of the $365,000 value of the shares of common stock issued to its advisors and $185,000 of cash costs, which is recorded in operating expenses in the accompanying consolidated statement of operations for the year ended December 31, 2011.

In connection with the Acquisition, the Company is also required to make certain earn-out payments, up to a maximum of $7,000,000 payable in shares of the Company’s common stock, upon certain conditions over the next three years (the “Earn-Out Payment”). The earn-out for 2011 was based upon the value of contracts obtained by MicroFluidic through December 31, 2011, subject to a maximum Earn-Out Payment of $2,000,000. MicroFluidic did not obtain any contracts as of December 31, 2011 and thus no earn-out payment was required for 2011. The earn-out for years 2012-2014 is based on MicroFluidic achieving certain earnings targets for the respective year, subject to a maximum Earn-Out Payment of $2,000,000 per year and an overall cumulative maximum Earn-Out Payment of $7,000,000. However, the Company is prohibited from making any Earn-Out Payment until stockholder approval is obtained if the aggregate number of shares to be issued exceeds 19.99% of the Company’s common stock outstanding immediately prior to the closing. In the event the Company is unable to obtain any required stockholder approval, the Company is obligated to pay the applicable Earn-Out Payment in cash to the sellers. In addition, the Company may pay any applicable Earn-Out Payment in cash at its option.

The estimated purchase price of the Acquisition totaled approximately $1,653,000, comprised of (i) $24,000 in cash, (ii) Stock Consideration of $879,000 based on a stock price of $0.37 per share, and (iii) contingent consideration of approximately $750,000. The fair value of the contingent consideration was estimated based upon the present value of the probability-weighted expected future payouts under the earn-out arrangement. On October 31, 2011, the Company entered into an agreement with two of the selling MicroFluidic shareholders pursuant to which the two individuals waived their right to any earn-out compensation for 2011 in settlement of the closing working capital adjustment provisions of the purchase agreement. The two individuals represented approximately 68% of the selling shareholder interests, and thus any earn-out for 2011 was to be reduced by such percentage. As no earn-out was achieved for 2011, the fair value of the contingent consideration was reassessed and reduced to approximately $538,000 as of December 31, 2011, with a corresponding credit of $212,000 to selling, general and administrative expense in the Company’s consolidated statement of operations for the year ended December 31, 2011.

Under the purchase method of accounting, the estimated purchase price of the Acquisition was allocated to MicroFluidic’s net tangible and identifiable intangible assets and liabilities assumed based on their estimated fair values as of the date of the completion of the Acquisition, as follows (in thousands):

Assets acquired:
Net tangible assets	$125
Customer contracts and relationships	230
Patents	1,223
Non-compete agreement	169
Goodwill	510
2,257
Liabilities assumed:
Current liabilities	(604)
Total estimated purchase price	$1,653

The estimated fair values of certain assets and liabilities were determined by management based upon a third-party valuation. The goodwill recorded in connection with the Acquisition was allocated to the Company’s HealthID segment, and no portion of the intangible assets, including goodwill, is expected to be deductible for tax purposes.

The results of operations of MicroFluidic are included in the Company’s consolidated statement of operations from the date of the acquisition of May 23, 2011, including $0 of revenue and approximately $888,000 of loss. The following supplemental pro forma information assumes that the Acquisition had occurred as of January 1 for each period presented (in thousands except per share data):

	Three Months Ended	Year Ended December 31,
	March 31, 2011	2011	2010
	(unaudited)	(unaudited)	(unaudited)
Revenue	$236	$236	$5,583
Net loss	$(2,543)	$(17,088)	$(17,886)
Loss per common share – basic and diluted	$(0.08)	$(0.43)	$(0.66)

The pro forma financial information is not necessarily indicative of the results that would have occurred if the Acquisition had occurred on the dates indicated or that may result in the future. The pro forma revenue reflected primarily relates to revenue reported by MicroFluidic, substantially all of which was generated under two contracts with an agency of the U.S. Government. The two contracts were completed by March 31, 2011 and as of December 31, 2011 and March 31, 2012 MicroFluidic had no active revenue-generating contracts. The pro forma results for the year ended December 31, 2010 exclude a charge of approximately $550,000 related to the direct costs of the Acquisition, which is included in the Company’s results of operations for the period after the date of the Acquisition and thus in the pro forma results for the year ended December 31, 2011.

Note 4 - Financing Agreements	15 Months Ended
Mar. 31, 2012
Preferred Stock [Text Block]

4.   Financing Agreements

Optimus Financing

On September 29, 2009, the Company entered into a Convertible Preferred Stock Purchase Agreement (the “Optimus Purchase Agreement”) with Optimus Technology Capital Partners, LLC (“Optimus”) under which Optimus was committed to purchase up to $10 million shares of convertible Series A Preferred Stock of the Company in one or more tranches.

To facilitate the transactions contemplated by the Optimus Purchase Agreement, R & R Consulting Partners, LLC (“R&R”), a company controlled by Scott R. Silverman, the Company’s former chairman and chief executive officer, loaned shares of common stock of the Company to Optimus equal to 135% of the aggregate purchase price for each tranche pursuant to stock loan agreements between R & R and Optimus. R & R was paid a $100,000 fee in October 2009 plus was to be paid 2% as interest for the fair value of the loaned shares for entering into the stock loan arrangement.  R & R could demand return of some or all of the borrowed shares (or an equal number of freely tradable shares of common stock) at any time on or after the six-month anniversary date such borrowed shares were loaned to Optimus, but no such demand could be made if there are any shares of Series A Preferred Stock then outstanding. If a permitted return demand was made, Optimus was required to return the borrowed shares (or an equal number of freely tradable shares of common stock) within three trading days after such demand. Optimus could return the borrowed shares in whole or in part, at any time or from time to time, without penalty or premium. On September 29, 2009, October 8, 2009, and October 21, 2009, R & R loaned Optimus 1.3 million, 800,000 and 600,000 shares, respectively, of Company common stock.

On September 29, 2009, the Company exercised the first tranche of the Optimus financing, pursuant to which it issued 296 shares of Series A Preferred Stock, for a purchase price of approximately $3.0 million. In support of this tranche, R & R loaned Optimus 1.3 million shares of common stock. The tranche closed on October 13, 2009, and the Company received proceeds of approximately $3.0 million, less the fees due on the entire financing commitment of $800,000. On November 5, 2009, the Company closed the second tranche of this financing, issuing 166 shares of Series A Preferred Stock, for a purchase price of approximately $1.7 million. In support of this tranche, R & R loaned Optimus approximately 1.4 million shares of common stock.

On May 12, 2010, R & R demanded the return of 2.7 million shares loaned to Optimus.  Also on May 12, 2010, the Company sent Optimus a notice of its election to convert all of the outstanding shares of Series A Preferred Stock into 2,729,452 shares of Company common stock.  Optimus returned these shares to R & R in repayment of the loan. The conversion of the Series A Preferred Stock was determined by a fixed conversion price that was determined at the time of the two tranche closings, which were approximately $3.07 and $1.60 per share, respectively. The Company was required to issue make-whole shares to Optimus equal to 35% of the Series A Liquidation Value ($10,000 per share of Series A Preferred Stock) because the Series A Preferred Stock was redeemed prior the first anniversary of the issuance date.  On October 13, 2010, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock.  No shares of Series A Preferred Stock remained outstanding as of December 31, 2010.

On March 14, 2011, the Company entered into an Amended and Restated Convertible Preferred Stock Purchase Agreement (the “Amended Optimus Purchase Agreement”) with Optimus. The Amended Optimus Purchase Agreement amended and restated the Optimus Purchase Agreement, and, among other things, specifically (i) replaced the Series A Preferred Stock issuable under the Purchase Agreement with Series C Preferred Stock with substantially similar terms, and (ii) reduced the maximum amount of preferred stock issuable to Optimus under the Optimus Purchase Agreement from $10 million to $8.7 million, of which $4.7 million was previously issued in 2009 as described above.

Under the terms of the Amended Optimus Purchase Agreement, from time to time and at the Company’s sole discretion, the Company could present Optimus with a notice to purchase shares of Series C Preferred Stock (the “Notice”). Optimus was obligated to purchase such Series C Preferred Stock on the twentieth trading day after any Notice date, subject to satisfaction of certain closing conditions, including (i) that the Company is listed for and trading on a trading market, such as the Nasdaq or the over the counter bulletin board, (ii) the representations and warranties of the Company set forth in the Amended Optimus Purchase Agreement are true and correct as if made on each tranche date, and (iii) that no such purchase would result in Optimus and its affiliates beneficially owning more than 9.99% of the Company’s common stock. In the event the closing bid price of the Company’s common stock during any one or more of the nineteen trading days following the delivery of a Notice were to fall below 75% of the closing bid price on the trading day prior to the Notice date and Optimus determined not to complete the tranche closing, then the Company could, at its option, proceed to issue some or all of the applicable shares, provided that the conversion price for the Preferred Stock that is issued would reset at the lowest closing bid price for such nineteen trading day period.

On March 14, 2011, the Company delivered a Notice to Optimus to sell 140 shares of Series C Preferred Stock for a purchase price of approximately $1.4 million.   In support of this tranche, R & R loaned 2,729,452 shares, Mr. Silverman loaned 70,548 shares and William Caragol, the Company’s current chairman and chief executive officer, loaned 700,000 shares of Company common stock to Optimus (the “Loaned Shares”). On April 12, 2011, the tranche closed and the Company received proceeds of approximately $1.4 million, less $100,000 paid to Optimus to waive the requirement under the Amended Optimus Purchase Agreement that the conversion price of the Series C Preferred Stock issued in the tranche be reset at the lowest closing bid price for the nineteen trading days following the tranche notice date, which was March 14, 2011, due to the closing bid price of a share of the Company’s common stock falling below 75% during such nineteen trading day period.

On October 12, 2011, R & R, Mr. Caragol and Mr. Silverman demanded the return of the Loaned Shares from Optimus. Also on October 12, 2011, the Company sent Optimus a notice of its election to convert all of the outstanding shares of Series C Preferred Stock into 3,500,000 shares of common stock. The conversion of the Series C Preferred Stock was determined by a fixed conversion price that was determined at the time of the tranche closing, which was approximately $0.40 per share. On October 17, 2011, Optimus failed to return the Loaned Shares within three trading days of the demand by R & R, Mr. Silverman and Mr. Caragol as required under the terms of the Amended Optimus Purchase Agreement. No shares of Series C Preferred Stock remained outstanding as of December 31, 2011.

On January 27, 2012, the Company issued an aggregate of 3,500,000 shares of common stock to R & R Consulting Partners, LLC, Mr. Silverman and Mr. Caragol in exchange for the Loaned Shares. The securities that were originally issued upon conversion remain outstanding but have no voting, dividend, distribution or other rights of common stockholders. Further, Optimus has indicated in a public filing the absence of beneficial ownership of the 3,500,000 shares of common stock.  The Company believes that, while the transfer agent has not yet cancelled the original 3,500,000 shares, no requirements exist that legally prevent such cancellation from being effectuated.

The Company believes that the transactions undertaken with Optimus as discussed herein were in compliance with applicable securities laws at the time of the financing transactions, including Section 5 of the Securities Act. If a violation did occur in connection with Optimus' resale of the common stock it received in connection with these financings, security holders who purchased these securities would have certain remedies available to them, including the right to rescind the purchase of those securities within the applicable statute of limitations, which under the Securities Act is one year commencing on the date of violation of the federal registration requirements. The Company believes that the federal statute of limitations on sales of shares of the Company’s common stock has expired for sales made under the 2009 Optimus transactions, and that the federal statute of limitations on sales of shares of the Company’s common stock will expire in 2012 for sales made under the March 2011 Optimus transaction.  Statutes of limitations under state laws vary by state, with the limitation time period under many state statutes not typically beginning until the facts giving rise to a violation are known. The Company is applying a contingency accounting model in determining whether a liability exists for this matter. Under this model, the Company evaluates whether a violation of the applicable securities laws has occurred resulting in a rescission right and whether a claim for a potential violation will be asserted. The Company has determined that there is a remote likelihood as to whether a violation has occurred. If the Company were required to pay security holders for rescission of their purchase of such securities, it could have a material adverse effect on the Company’s financial condition and results of operations. The Company is not presently able to accurately determine an estimated amount for any potential rescission liability associated with the resale of the loaned shares by Optimus in the event that the transaction were to be found to violate Section 5 of the Securities Act as it does not have knowledge of the amount and timing of such resales, nor information regarding the state or states in which such resales may have occurred. The Company believes that the range of prices at which Optimus sold the loaned shares was between $0.50-$3.22 per share related to the 2009 Optimus transactions and between $0.11-$0.63 per share related to the 2011 Optimus transaction. No adjustment has been made in the accompanying consolidated financial statements related to the outcome of this contingency.

Certificate of Designations for Series C Preferred Stock

On March 14, 2011, pursuant to the Amended Optimus Purchase Agreement, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series C Preferred Stock with the Secretary of State of the State of Delaware.  The Company is authorized to issue 400 shares of Series C Preferred Stock and the shares of Preferred Stock may not be converted if the shares of common stock issuable upon conversion of the Series C Preferred Stock plus any shares previously issued to Optimus or its affiliates would exceed 19.99% of the common stock outstanding as calculated and determined in accordance with Nasdaq Marketplace rules.

Ranking and Voting. The Series C Preferred Stock ranks, with respect to rights upon liquidation, winding-up or dissolution, senior to the Company’s Common Stock and any other classes of stock or series of preferred stock of the Company, including the Series B Preferred Stock, and junior to existing and future indebtedness of the Company. Otherwise, holders of the Preferred Stock will not be entitled to receive dividends and will have no right to vote on any matters, questions or proceedings, including, without limitation, the election of directors.

Conversion. One or more shares of the Series C Preferred Stock may be converted into shares of Common Stock of the Company, on or after the six month anniversary of the issuance date, at a conversion price equal to the closing bid price on the trading day immediately preceding the Notice date (the “Conversion Price”) by the Company or Optimus. If the Company or Optimus exercises this conversion option with respect to any Series C Preferred Stock, the Company will issue to Optimus the number of shares of Common Stock equal to (x) $10,000 per share of Series C Preferred Stock multiplied by (y) the number of shares of Series C Preferred Stock subject to the Notice divided by (z) the Conversion Price with respect to such shares. If the Company exercises the conversion prior to the fourth anniversary of the issuance of such shares, then in addition to the conversion shares, the Company must pay to the holder additional shares with respect to such converted shares: (i) 35% of the conversion shares if converted after the six-month anniversary of the issuance date but prior to the first anniversary of the issuance date, (ii) 27% of the converted shares if converted on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 18% of the converted shares if converted on or after the second anniversary but prior to the third anniversary of the issuance date, and (iv) 9% of the converted shares if converted on or after the third anniversary but prior to the fourth anniversary of the issuance date.

Dividends and Other Distributions. Commencing on the first anniversary of the date of issuance of any such shares of Series C Preferred Stock, holders of Series C Preferred Stock shall be entitled to receive dividends on each outstanding share of Series C Preferred Stock, which shall accrue in shares of Series C Preferred Stock at a rate equal to 10% per annum from the date of issuance. Accrued dividends shall be payable annually on the anniversary of the issuance date. No dividend shall be payable with respect to shares of Series C Preferred Stock that are redeemed for cash or converted into shares of Common Stock prior to the first anniversary of the issuance date with respect to such shares.

Liquidation. Upon any liquidation, dissolution or winding up of the Company after payment or provision for payment of debts and other liabilities of the Company, before any distribution or payment is made to the holders of any other class or series of stock, the holders of Series C Preferred Stock shall first be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount with respect to the Series C Liquidation Value, after which any remaining assets of the Company shall be distributed among the holders of the other class or series of stock in accordance with the Company’s Certificates of Designations and Certificate of Incorporation.

Redemption. The Company may redeem, for cash, any or all of the Series C Preferred Stock at any time at the redemption price per share equal to $10,000 per share of Series C Preferred Stock (the “Series C Liquidation Value”), plus any accrued but unpaid dividends with respect to such shares of Series C Preferred Stock (the “Redemption Price”). If the Company exercises this redemption option with respect to any Series C Preferred Stock prior to the fourth anniversary of the issuance of such Series C Preferred Stock, then in addition to the Redemption Price, the Company must pay to Optimus a make-whole price per share equal to the following with respect to such redeemed Series C Preferred Stock: (i) 35% of the Series C Liquidation Value if redeemed prior to the first anniversary of the issuance date, (ii) 27% of the Series C Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 18% of the Series C Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date, and (iv) 9% of the Series C Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date.

The Common Stock issuable upon conversion of the Series C Preferred Stock, if any, will not be or have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Socius Financing

On April 28, 2010, the Company entered into a Preferred Stock Purchase Agreement (the “Socius Preferred Purchase Agreement”) with Socius Capital Group, LLC doing business as Socius Technology Capital Group, LLC (“Socius Technology”) under which Socius Technology was committed to purchase up to $4.2 million in shares of non-convertible Series B Preferred Stock of the Company (the “Series B Preferred Stock”) in one or more tranches (each a “Preferred Tranche”), at $10,000 per share of Preferred Stock. Under the terms of the Socius Preferred Purchase Agreement, from time to time and at the Company’s sole discretion, the Company could present Socius Technology with a notice to purchase such Preferred Stock (“Preferred Notice”). Socius Technology was obligated to purchase such Series B Preferred Stock on the third trading day after the Preferred Notice date, subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed for and trading on a trading market, (ii) the representations and warranties of the Company set forth in the Socius Preferred Purchase Agreement are true and correct as if made on each Preferred Tranche date, and (iii) Socius Technology shall have received a commitment fee of $105,000 payable on the first tranche closing date (collectively, the “Closing Conditions”). Commencing on the date of issuance of any such shares of Series B Preferred Stock, holders of Series B Preferred Stock were entitled to receive dividends on each outstanding share of Series B Preferred Stock, which accrued in shares of Series B Preferred Stock at a rate equal to 10% per annum from the date of issuance. Accrued dividends were to be payable upon redemption of the Series B Preferred Stock.

On April 28, 2010, the Company entered into a Stock Purchase Agreement (the “Socius Stock Agreement”) with Socius CG II, Ltd., a Bermuda exempted company (“Socius”) under which Socius was committed to purchase in connection with any Preferred Tranche, up to that number of shares of common stock equal in dollar amount to 100% of the applicable Preferred Tranche amount (the “Common Tranche”), at a per share price equal to the average of the individual daily volume weighted average price calculated over the ten trading days preceding the applicable tranche notice of the common stock on the date the Company provides notice of such tranche (the “Investment Price”). Under the Agreement, the Company also agreed to issue in connection with any Common Tranche, two-year warrants to purchase shares of common stock equal in dollar amount to 35% of the applicable Common Tranche, at an exercise price per share equal to the Investment Price.

Socius could pay the Investment Price for the common stock, at Socius’ option, in cash or a secured promissory note. Socius could pay the warrant exercise price, at Socius’ option, in cash, a secured promissory note, or, if applicable, by cashless exercise. The promissory note bore interest at 2.0% per year calculated on a simple interest basis. The entire principal balance and interest thereon was due and payable on the fourth anniversary of the date of the promissory note, but no payments were due so long as the Company was in default under the Socius Preferred Purchase Agreement or the warrants or if there were any shares of Series B Preferred Stock issued or outstanding. The promissory note was secured by the borrower’s right, title and interest in all outstanding shares of the Company’s common stock and other securities with a fair market value equal to the principal amount of the promissory note. The Company’s right to deliver a tranche notice to Socius pursuant to the Agreement was subject to the Closing Conditions and also that no purchase would result in Socius and its affiliates beneficially owning more than 9.99% of the Company’s common stock. Unless the Company obtained stockholder approval or Socius obtained an opinion of counsel that stockholder approval was not required, Socius could not exercise a warrant if, as a result of such exercise, the aggregate number of shares of common stock issued upon exercise of all warrants it held plus the aggregate number of shares of common stock issued under the Socius Stock Agreement would exceed 19.99% of the Company’s common stock outstanding.

On April 29, 2010, the Company presented Socius Technology with a Preferred Notice to purchase $2.3 million of Series B Preferred Stock in a Preferred Tranche. Upon the closing of the Preferred Tranche, which occurred on May 4, 2010, the Company issued 230 shares of Series B Preferred Stock. In connection with the Preferred Notice, the Company also presented Socius with a notice to purchase $2.3 million of common stock and warrants to purchase 600,746 shares of common stock. The Company issued 1,716,417 shares of common stock at an Investment Price of $1.34 per share, paid in the form a secured promissory note, and warrants to purchase 600,746 shares of common stock to Socius, at an exercise price equal to the Investment Price of $1.34 per share, which warrants Socius exercised on April 29, 2010 and paid in the form of a secured promissory note.  There was no beneficial conversion feature as the fair value of the secured promissory notes approximated the fair value of the common stock and warrants issued on the date of issuance.  The promissory note was secured by the shares of Series B Preferred Stock issued to Socius.

On January 13, 2011, the Company presented Socius Technology with a Preferred Notice to purchase approximately $1.7 million of Series B Preferred Stock in a Preferred Tranche.  Upon the closing of the Preferred Tranche, the Company issued 168 shares of Series B Preferred Stock. In connection with the Preferred Notice the Company also presented Socius with a notice to purchase $1.7 million of common stock. The Company issued 2,434,783 shares of common stock at an Investment Price of $0.69 per share, paid in the form of a secured promissory note, and warrants to purchase 852,174 shares of common stock to Socius, at an exercise price equal to the Investment Price of $0.69 per share, which warrants Socius exercised on January 13, 2011 and paid in the form of a secured promissory note. The promissory note was secured by the shares of Series B Preferred Stock issued to Socius.

On January 28, 2011, the Company presented Socius Technology with a Preferred Notice to purchase approximately $0.2 million of Series B Preferred Stock in a Preferred Tranche.  Upon the closing of the Preferred Tranche, the Company issued 22 shares of Series B Preferred Stock. In connection with the Preferred Notice, the Company also presented Socius with a notice to purchase $0.2 million of common stock. The Company issued 285,714 shares of common stock at an Investment Price of $0.77 per share, paid in the form of a secured promissory note, and warrants to purchase 100,000 shares of common stock to Socius, at an exercise price equal to the Investment Price of $0.77 per share, which warrants Socius exercised on January 28, 2011 and paid in the form of a secured promissory note. The promissory note was secured by the shares of Series B Preferred Stock issued to Socius.

On May 11, 2011, the Company presented Socius with a notice of redemption of the 420 shares of Series B Preferred Stock held by Socius for a redemption price of $4.2 million and a premium for early redemption of $1.3 million. The consideration for the redemption was the cancelation of the promissory notes which were equal to the value of the Series B Preferred Stock held by Socius and any accrued dividends due and owing on the shares redeemed. No shares of Series B Preferred Stock remained outstanding as of December 31, 2011.

Certificate of Designations for Series B Preferred Stock

On April 28, 2010, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock with the Secretary of State of the State of Delaware. A summary of the Certificate of Designations is set forth below:

Ranking and Voting. The Series B Preferred Stock ranks, with respect to rights upon liquidation, winding-up or dissolution, (i) senior to the Company’s Common Stock, and any other classes of stock or series of preferred stock of the Company except as set forth in clause (ii), and (ii) junior to the Company’s Series A Preferred Stock and all existing and future indebtedness of the Company. Holders of the Series B Preferred Stock will not have rights to vote on any matters, questions or proceedings, including, without limitation, the election of directors.

Conversion. The Series B Preferred Stock is not convertible into Common Stock.

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series B Preferred Stock, holders of Series B Preferred Stock shall be entitled to receive dividends on each outstanding share of Series B Preferred Stock, which shall accrue in shares of Series B Preferred Stock at a rate equal to 10% per annum from the date of issuance. Accrued dividends shall be payable upon redemption of the Series B Preferred Stock. However, so long as any shares of Series A Preferred Stock are outstanding, no dividends or other distributions may be paid, declared or set apart with respect to the Series B Preferred Stock.

Liquidation. Upon any liquidation, dissolution or winding up of the Company after payment or provision for payment of debts and other liabilities of the Company and any liquidation preferences to the senior securities, before any distribution or payment is made to the holders of any junior securities, the holders of Series B Preferred Stock shall first be entitled to be paid out of the assets of the Company available for distribution to its stockholders an amount with respect to the Series B Liquidation Value, as defined below, after which any remaining assets of the Company shall be distributed among the holders of the other class or series of stock in accordance with the Company’s Certificates of Designations and Certificate of Incorporation.

Redemption. The Company may redeem, for cash or by an offset against any outstanding note payable from Socius to the Company that was issued by Socius, any or all of the Series B Preferred Stock at any time at the redemption price per share equal to $10,000 per share of Series B Preferred Stock (the “Series B Liquidation Value”), plus any accrued but unpaid dividends with respect to such shares of Series B Preferred Stock (the “Redemption Price”). If the Company exercises this redemption option with respect to any Series B Preferred Stock prior to the fourth anniversary of the issuance of such Series B Preferred Stock, then in addition to the Redemption Price, the Company must pay to Socius a make-whole price per share equal to the following with respect to such redeemed Series B Preferred Stock: (i) 35% of the Series B Liquidation Value if redeemed prior to the first anniversary of the issuance date, (ii) 27% of the Series B Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 18% of the Series B Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date, and (iv) 9% of the Series B Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date.

On August 11, 2011, the Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware effecting the elimination of the Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock.

2011 Ironridge Financings

On July 27, 2011, the Company entered into a Preferred Stock Purchase Agreement (the “Series F Agreement”) with Ironridge Global III, LLC (“Ironridge Global”), under which Ironridge Global was committed to purchase for cash up to $1.5 million in shares of the Company’s redeemable, convertible Series F Preferred Stock (the “Series F Preferred Stock”) at $1,000 per share of Series F Preferred Stock.  The Series F Preferred Stock is convertible into shares of the Company’s common stock at the option of the holder at a fixed conversion price of $0.50 per common share. The conversion price if the Company elects to convert the Series F Preferred Stock is subject to adjustment based on the market price of the Company's common stock and any applicable early redemption price at the time the Company converts.

Ironridge Global's obligation to purchase the Series F Preferred Stock was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed and trading on a trading market, (ii) no uncured default exists under the Series F Agreement, (iii) the Company’s representations and warranties set forth in the Series F Agreement are true and correct in all material respects; and (iv) the trading price of the Company’s common stock has not fallen below 70% of the closing price on the trading day immediately before the date it announced that it entered into the Series F Agreement (the “Condition”).

Under the terms of the Series F Agreement, as amended on August 12, 2011 (the “Waiver”), and from time to time and at the Company’s sole discretion, the Company may present Ironridge Global with a notice to purchase such Series F Preferred Stock.  Upon receipt of a notice, Ironridge Global was obligated to purchase the Series F Preferred Stock in installments as follows: (i) $500,000 on August 15, 2011; (ii) $500,000 on the earlier of (1) 20 trading days after August 15, 2011 and (2) the number of trading days necessary for an aggregate of $2.0 million of the Company’s common stock to trade on the Nasdaq Capital Market; and (iii) $500,000 on the earlier of (1) 20 trading days after the closing of the second tranche above, (2) the number of trading days necessary for an aggregate of $2.0 million of the Company’s common stock to trade on the Nasdaq Capital Market subsequent to the closing of the second tranche above, and (3) September 26, 2011, with the requirement that cash for that tranche be received by the Company on or before September 30, 2011. On August 15, 2011, Ironridge funded the first $500,000 installment, pursuant to which the Company issued 500 shares of Series F Preferred Stock to Ironridge.

On September 16, 2011, the Company entered into a First Amendment to Preferred Stock Purchase Agreement (the “First Amendment”) with Ironridge Global, which superseded the Waiver. Pursuant to the First Amendment, Ironridge was obligated to purchase the Series F Preferred Stock in installments as follows: (1) 130 preferred shares on the trading day (“First Closing”) following the later of (i) 10 trading days after September 7, 2011 and (ii) the trading day that aggregate trading volume of the Company's common stock after September 7, 2011, as reported by Bloomberg, equals or exceeds $500,000; (2) 290 preferred shares on the trading day (“Second Closing”) the earlier of (i) 10 trading days after the First Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the First Closing, as reported by Bloomberg, equals or exceeds $1 million; (3) 290 preferred shares on the trading day (“Third Closing”) following the earlier of (i) 10 trading days after the Second Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the Second Closing, as reported by Bloomberg, equals or exceeds $1 million; and (4) 290 preferred shares on the trading day (“Fourth Closing”) following the earlier of (i) 10 trading days after the Third Closing and (ii) the trading day that aggregate trading volume of the Company's common stock after the Third Closing, as reported by Bloomberg, equals or exceeds $1 million (each of the First, Second, Third and Fourth Closings, a “Purchase Closing”). Each of the respective time periods between each Purchase Closing and the prior Purchase Closing shall be the respective “Calculation Period.”

If the sole condition precedent to a Purchase Closing not satisfied is that the Condition is not met, the Company could, at its sole option, elect at any time to proceed with an alternate Purchase Closing, in which case, with respect to such Purchase Closing:

The Condition will not apply with respect to that Purchase Closing;

The Calculation Period will (i) commence on the trading day after Ironridge Global receives written notice of Company’s election, and (ii) exclude any trading day on which the Company’s common stock trades below $0.20 per share; and

The price per preferred share will be equal to the lesser of (a) $1,000, and (b) an amount equal to (i) $1,000, multiplied by (ii) 85% of the average of the daily volume-weighted average prices (the “VWAP”) during the Calculation Period, divided by (iii) $0.257.

Pursuant to the First Amendment, the price per preferred share with respect to the First Closing was equal to the lesser of: (a) $1,000; and (b) an amount, not below zero, equal to (i) $1,000, multiplied by (ii) 85% of the average of the VWAPs during the period between September 7, 2011 through the First Closing minus $0.20, divided by (iii) $0.057. The First Closing occurred on September 20, 2011, pursuant to which the Company issued 130 shares of Series F Preferred Stock to Ironridge for a nominal purchase price.

On November 14, 2011, the Second Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge for a purchase price of approximately $193,000. On November 18, 2011, the Third Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge for a purchase price of approximately $243,000. On December 5, 2011, the Fourth Closing occurred, pursuant to which the Company issued 290 shares of Series F Preferred Stock to Ironridge for a purchase price of approximately $188,000. Overall, the Company issued a total of 1,500 shares of Series F Preferred Stock to Ironridge under the Series F Agreement.

Through March 31, 2012, the Company had converted a total of 500 shares of Series F Preferred Stock, pursuant to which the Company issued a total of 8,335,822 shares of common stock to Ironridge. In connection with the conversions, the Company recorded a beneficial conversion dividend during the quarter ended March 31, 2012 totaling approximately $1.8 million, representing the excess of the fair value of the Company’s common stock at the date of issuance of the converted Series F Preferred Stock over the effective conversion rate, multiplied by the common shares issued upon conversion. Subsequent to March 31, 2012, the Company converted an additional 130 shares of Series F Preferred Stock, pursuant to which the Company issued a total of 3,107,940 shares of common stock to Ironridge.

On July 27, 2011, the Company also entered into a Common Stock Purchase Agreement (the “Common Stock Agreement”) with Ironridge Global Technology, a division of Ironridge Global IV, Ltd. (“Ironridge”), under which the Company could deliver a notice to Ironridge exercising its right to require Ironridge to purchase shares up to $2.5 million of its common stock at a price per share equal to $0.367.  The purchase price was equal to 102% of the per share closing bid price of the Company’s common stock as reported on the Nasdaq Capital Market on the trading day immediately before the date the Company announced that it entered into the Common Stock Agreement, which was July 27, 2011.

Ironridge could pay the purchase price for the shares, at Ironridge's option, in cash or a secured promissory note, except that at least $250,000 of the purchase price was required to be paid in cash. The promissory note bears interest at 1.6% per year calculated on a simple interest basis. The entire principal balance and interest thereon is due and payable seven and one-half years from the date of the promissory note, but no payments are due so long as the Company is in default under the Common Stock Agreement or the Series F Agreement or if there are any shares of Series F Preferred Stock issued or outstanding. The promissory note is secured by Ironridge's right, title and interest in all shares legally or beneficially owned by Ironridge or an affiliate, common stock and other securities with a fair market value equal to the principal amount of the promissory note.

The Company’s right to deliver a tranche notice to Ironridge pursuant to the Common Stock Agreement was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed and trading on a trading market, (ii) no uncured default exists under the Common Stock Agreement, and (iii) the Company’s representations and warranties set forth in the Common Stock Agreement are true and correct in all material respects.  The Company may not deliver a notice to Ironridge to purchase shares of its common stock if the total number of shares of common stock owned or deemed beneficially owned by Ironridge and its affiliates would result in Ironridge owning or being deemed to beneficially own more than 9.99% of all such common stock and other voting securities as would be outstanding on the date of exercise.

On July 28, 2011, the Company presented Ironridge with a notice to purchase $2.5 million of its common stock under the Common Stock Agreement.  Ironridge Global paid $250,000 in cash and the remaining $2.25 million in a promissory note, the terms of which are described above.  The Company issued an aggregate of 6,811,989 shares of its common stock to Ironridge in connection with the July 28, 2011 notice. No further shares may be sold under the Common Stock Agreement. In connection with the conversions of Series F Preferred Stock discussed above, a total of $0.6 million of the promissory note was repaid through March 31, 2012, and an additional $345,000 has been repaid subsequent to March 31, 2012.

Certificate of Designations for Series F Preferred Stock

On July 27, 2011, the Company filed a Certificate of Designations of Preferences, Rights and Limitations of Series F Preferred Stock with the Secretary of State of the State of Delaware. A summary of the Certificate of Designations is set forth below:

Ranking and Voting. The Series F Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior with respect to dividends and pari passu in right of liquidation with the Company’s common stock; (b) junior in right of dividends and liquidation with respect to the Series C Preferred Stock; and (c) junior to all existing and future indebtedness of the Company. Holders of Series F Preferred Stock have no voting rights and no preemptive rights. There are no sinking-fund provisions applicable to the Series F Preferred Stock.

Dividends and Other Distributions. Commencing on the date of issuance of any such shares of Series F Preferred Stock, holders of Series F Preferred Stock are entitled to receive dividends on each outstanding share of Series F Preferred Stock, which accrue in shares of Series F Preferred Stock at a rate equal to 7.65% per annum from the date of issuance.  Accrued dividends are payable upon redemption of the Series F Preferred Stock.

Liquidation. Upon any liquidation, dissolution or winding up after payment or provision for payment of the Company’s debts and other liabilities, pari passu with any distribution or payment made to the holders of the Company’s common stock, the holders of Series F Preferred Stock shall be entitled to be paid out of the Company’s assets available for distribution to the Company’s stockholders an amount with respect to the Series F Liquidation Value, as defined below, after which any of the Company’s remaining assets will be distributed among the holders of the Company’s other classes or series of stock in accordance with its Certificates of Designations and Second Amended and Restated Certificate of Incorporation, as amended.

Redemption. The Company may redeem the Series F Preferred Stock, for cash or by an offset against any outstanding note payable from Ironridge Global to the Company that Ironridge Global issued, as follows.  The Company may redeem any or all of the Series F Preferred Stock at any time after the seventh anniversary of the issuance date at the redemption price per share equal to $1,000 per share of Series F Preferred Stock, plus any accrued but unpaid dividends with respect to such shares of Series F Preferred Stock (the “Series F Liquidation Value”).  Prior to the seventh anniversary of the issuance of the Series F Preferred Stock, the Company may redeem the shares at any time after six months from the issuance date at a make-whole price per share equal to the following with respect to such redeemed Series F Preferred Stock: (i) 149.99% of the Series F Liquidation Value if redeemed prior to the first anniversary of the issuance date, (ii) 141.6% of the Series F Liquidation Value if redeemed on or after the first anniversary but prior to the second anniversary of the issuance date, (iii) 133.6% of the Series F Liquidation Value if redeemed on or after the second anniversary but prior to the third anniversary of the issuance date,  (iv) 126.1% of the Series F Liquidation Value if redeemed on or after the third anniversary but prior to the fourth anniversary of the issuance date, (v) 119.0% of the Series F Liquidation Value if redeemed on or after the fourth anniversary but prior to the fifth anniversary of the issuance date, (vi) 112.3% of the Series F Liquidation Value if redeemed on or after the fifth anniversary but prior to the sixth anniversary of the issuance date, and  (vii) 106.0% of the Series F Liquidation Value if redeemed on or after the sixth anniversary but prior to the seventh anniversary of the issuance date.

In addition, if the Company determines to liquidate, dissolve or wind-up its business, or engage in any deemed liquidation event, it must redeem the Series F Preferred Stock at the applicable early redemption price set forth above.

Conversion.   The Series F Preferred Stock is convertible into shares of the Company’s common stock at Ironridge Global's option or at the Company’s option at any time after six months from the date of issuance of the Series F Preferred Stock.  The fixed conversion price is equal to $0.50 per share which represented a premium of 32% over the closing price of the Company’s common stock on the trading day immediately before the date the Company announced the entry into the Series F Agreement (the “Series F Conversion Price”).

If Ironridge Global elects to convert, the Company will issue that number of shares of its common stock equal to the Series F Liquidation Value multiplied by the number of shares subject to conversion, divided by the Series F Conversion Price.

If the Company elects to convert the Series F Preferred Stock into common stock and the closing bid price of the Company’s common stock exceeds 150% of the Series F Conversion Price for any 20 consecutive trading days, the Company will issue that number of shares of its common stock equal to the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the Series F Conversion Price.  If the Company elects to convert the Series F Preferred Stock into common stock and the closing bid price of the Company’s common stock is less than 150% of the Series F Conversion Price, the Company will issue an initial number of shares of its common stock equal to 130% of the early redemption price set forth above multiplied by the number of shares subject to conversion, divided by the lower of (i) the Series F Conversion Price and (ii) 100% of the closing bid price of a share of the Company’s common stock on the trading day immediately before the date of the conversion notice.

After 20 trading days, Ironridge Global shall return, or the Company shall issue, a number of conversion shares (the “Series F Reconciling Conversion Shares”), so that the total number of conversion shares under the conversion notice equals the early redemption price set forth above multiplied by the number of shares of subject to conversion, divided by the lower of (i) the Series F Conversion Price and (ii) 85% of the average of the daily volume-weighted average prices of the Company’s common stock for the 20 trading days following Ironridge Global's receipt of the conversion notice.  However, if the trading price of the Company’s common stock during any one or more of the 20 trading days following Ironridge Global's receipt of the conversion notice falls below 70% of the closing bid price on the day prior to the date the Company gives notice of its intent to convert, Ironridge Global will return the Series F Reconciling Conversion Shares to the Company and the pro rata amount of the conversion notice will be deemed canceled.

The Company cannot issue any shares of common stock upon conversion of the Series F Preferred Stock if it would result in Ironridge Global being deemed to beneficially own, within the meaning of Section 13(d) of the Securities Exchange Act, more than 9.99% of the total shares of common stock then outstanding.  Furthermore, until stockholder approval is obtained or the holder obtains an opinion of counsel reasonably satisfactory to the Company and its counsel that such approval is not required, both the holder and the Company are prohibited from delivering a conversion notice if, as a result of such exercise, the aggregate number of shares of common stock to be issued, when aggregated with any common stock issued to holder or any affiliate of holder under any other agreements or arrangements between the Company and the holder or any applicable affiliate of the holder, such aggregate number would, under NASDAQ Marketplace rules (or the rules of any other exchange where the common stock is listed), exceed the Cap Amount (meaning 19.99% of the common stock outstanding on the date of the Series F Agreement). If delivery of a conversion notice is prohibited by the preceding sentence because the Cap Amount would be exceeded, the Company must, upon the written request of the holder, hold a meeting of its stockholders within sixty (60) days following such request, and use its best efforts to obtain the approval of its stockholders for the transactions described herein.

2012 Ironridge Financings

On January 13, 2012, the Company, entered into a Preferred Stock Purchase Agreement (the “Series H Agreement”) with Ironridge, under which Ironridge was committed to purchase for cash $500,000 in shares of the Company’s redeemable, convertible Series H Preferred Stock (the “Series H Preferred Stock”) at $1,000 per share of Series H Preferred Stock.

Each share of Series H Preferred Stock is convertible into shares of the Company’s common stock at any time by the holder at a conversion price of $0.15 per share. The Series H Preferred Stock will accrue dividends in the amount of 4.5% per annum, subject to increase if the closing price of the Company’s common stock falls below $0.125 per share, up to a maximum rate of 10% per annum. The dividends are payable quarterly, at the Company’s option, in cash or shares of the Company’s common stock. The holder of the Series H Preferred Stock may convert the Series H Preferred Stock into shares of the Company’s common stock at any time at an initial conversion price of $0.15 per share plus a make-whole adjustment equal to accrued but unpaid dividends and dividends that otherwise would be due through the 10th anniversary of the Series H Preferred Stock. The Company may convert the Series H Preferred Stock if the closing price of the Company’s common stock exceeds 200% of the conversion price, and certain other conditions are met. The holder will be prohibited, however, from converting the Series H Preferred Stock into shares of the Company’s common stock if, as a result of such conversion, the holder together with its affiliates, would own more than 9.99% of the total number of shares of the Company’s common stock then issued and outstanding.

The Company may redeem any or all of the Series H Preferred Stock for cash at any time after the tenth anniversary of the issuance date at the redemption price per share, equal to $1,000 per share of Series H Stock, plus any accrued but unpaid dividends with respect to such shares of Series H Preferred Stock (the “Series H Liquidation Value”). Prior to the tenth anniversary of the issuance of the Series H Stock, the Company may, at its option, redeem the shares at any time after the issuance date at a price per share equal to the Series H Liquidation Value plus the total cumulative amount of dividends that otherwise would have been payable through the tenth anniversary of the issuance date, less any dividends that have been paid.

Ironridge's obligation to purchase the Series H Preferred Stock was subject to satisfaction of certain closing conditions, including (i) that the Company’s common stock is listed for and trading on a trading market, (ii) no uncured default exists under the Series H Agreement, and (iii) the Company’s representations and warranties set forth in the Series H Agreement are true and correct in all material respects. On January 17, 2012, Ironridge funded the $500,000 purchase price, pursuant to which the Company issued 500 shares of Series H Preferred Stock to Ironridge. Through March 31, 2012, Ironridge has converted a total of 341 shares of Series H Preferred Stock, pursuant to which the Company has issued a total of 3,803,667 shares of common stock to Ironridge. In connection with the conversions, the Company recorded a beneficial conversion dividend during the quarter ended March 31, 2012 totaling approximately $0.2 million, representing the excess of the fair value of the Company’s common stock at the date of issuance of the converted Series H Preferred Stock over the effective conversion rate, multiplied by the common shares issued upon conversion.

Note 5 - Stockholders' Equity	15 Months Ended
Mar. 31, 2012
Stockholders' Equity Note Disclosure [Text Block]

5.   Stockholders’ Equity

Authorized Common Stock

As of December 31, 2011, the Company was authorized to issue 70 million shares of common stock, $0.01 par value. On January 27, 2012, the Company’s stockholders approved an increase in the number of authorized shares of common stock of the Company from 70 million shares to 175 million shares.

Stock Option Plans

On November 10, 2009, the Company adopted the VeriChip 2009 Stock Incentive Plan (the “VeriChip 2009 Plan”). Under the VeriChip 2009 Plan, the number of shares for which options, SARs or performance shares may be granted is 8.0 million. As of December 31, 2010, approximately 6.4 million options and shares have been granted under the VeriChip 2009 Plan. As of December 31, 2011, 32,000 remaining shares may be granted under the VeriChip 2009 Plan.

On August 26, 2011, the Company’s stockholders approved and adopted the PositiveID Corporation 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, SARs and other stock-based awards to employees and consultants. As of December 31, 2011, approximately 0.9 million options and shares have been granted under the 2011 Plan, and approximately 5.1 million remaining shares may be granted under the 2011 Plan. Awards to employees under the Company’s stock option plans generally vest over a two-year period, with pro-rata vesting upon the anniversary of the grant. Awards of options have a maximum term of ten years and the Company generally issues new shares upon exercise.

In addition, as of December 31,  2011, 0.3 million options to purchase the Company’s common stock have been granted outside of the Company’s plans, which remain outstanding as of December 31,  2011. These options were granted at exercise prices ranging from $0.23 to $8.55 per share, are fully vested and are exercisable for a period from seven to nine years.

At the effective time of the Merger, the Company assumed all of Steel Vault’s obligations under the SysComm International Corporation 2001 Flexible Stock Plan, as amended and restated, and each option outstanding thereunder, provided that the obligation to issue shares of the Company’s stock, as adjusted to reflect the exchange ratio set forth in the Merger Agreement, was substituted for the obligation to issue shares of Steel Vault common stock.

On November 10, 2009, pursuant to the Steel Vault Merger, approximately 6.7 million outstanding Steel Vault options were converted into 3.3 million Company options. These options were granted at exercise prices ranging from $0.36 to $2.00 per share, are fully vested and are exercisable for a period up to ten years from the vesting date.

A summary of option activity under the Company’s stock incentive plans for the three months ended March 31, 2012 and for the years ended December 31, 2011 and 2010 is as follows (in thousands, except per share amounts):

	Three Months Ended
	March 31, 2012		2011		2010
	Number of Options	Weighted- Average Exercise Price	Number of Options	Weighted- Average Exercise Price	Number of Options	Weighted- Average Exercise Price
	(unaudited)
Outstanding on January 1	4,149	$1.60	$3,216	$2.03	4,215	$1.73
Granted	—	$—	$1,285	$0.24	85	$1.08
Exercised	—	$—	$—	$—	(719)	$0.50
Forfeited	(300)	$0.68	$(352)	$0.60	(365)	$1.37
Outstanding at end of period	3,849	$1.67	$4,149	$1.60	3,216	$2.03
Exercisable at end of period	2,799	$2.20	$2,899	$2.18	3,103	$2.07

The following table summarizes information about stock options at December 31, 2011 (in thousands, except weighted-average amounts):

	Outstanding Stock Options			Exercisable Stock Options
Range of Exercise Prices	Shares	Weighted- Average Remaining Contractual Life (years)	Weighted-Average Exercise Price	Shares	Weighted- Average Exercise Price
$0.00 to $0.36	1,979	8.5	$0.28	830	$0.36
$0.37 to $0.62	916	6.4	$0.43	848	$0.43
$0.68 to $1.99	476	1.5	$0.84	444	$0.80
$2.00 to $5.75	349	4.6	$5.59	348	$5.59
Above $5.75	429	2.1	$7.78	429	$7.78
	4,149	6.3	$1.60	2,899	$2.18
Vested options	2,899	4.8	$2.18

The weighted average per share fair value of grants made in 2011 and 2010 under the Company’s incentive plans was $0.24 and $1.10, respectively.

There are inherent uncertainties in making estimates about forecasts of future operating results and identifying comparable companies and transactions that may be indicative of the fair value of the Company’s securities. The Company believes that the estimates of the fair value of its common stock at each option grant date were reasonable under the circumstances.

The Black-Scholes model, which the Company used to determine compensation expense, required the Company to make several key judgments including:

the value of the Company’s common stock;

the expected life of issued stock options;

the expected volatility of the Company’s stock price;

the expected dividend yield to be realized over the life of the stock option; and

the risk-free interest rate over the expected life of the stock options.

The Company’s computation of the expected life of issued stock options was determined based on historical experience of similar awards giving consideration to the contractual terms of the stock-based awards, vesting schedules and expectations about employees’ future length of service. The interest rate was based on the U.S. Treasury yield curve in effect at the time of grant. The computation of volatility was based on the historical volatility of the Company’s common stock.

The fair values of the options granted were estimated on the grant date using the Black-Scholes valuation model based on the following weighted-average assumptions:

	2011	2010
Expected dividend yield	—	—
Expected stock price volatility	118%	100%
Risk-free interest rate	1.35%	2.53%
Expected term (in years)	6.0	6.0

A summary of restricted stock outstanding under the Company’s stock incentive plans as of March 31, 2012 and December 31, 2011 and 2010 and changes during the periods then ended is presented below (in thousands):

	Three Months Ended
	March 31, 2012	2011	2010
	(unaudited)
Unvested at January 1	4,540	6,623	4,191
Issued	3,718	3,424	5,142
Vested	(7,858)	(5,502)	(2,710)
Forfeited	—	(5)	—
Unvested at end of period	400	4,540	6,623

Warrants

On November 10, 2009, pursuant to the Steel Vault merger, all outstanding Steel Vault warrants were converted into approximately 0.3 million Company warrants. These warrants were granted at exercise prices ranging from $0.60 to $0.88 per share, are fully vested and are exercisable for a period of five years from the vest date. The warrants expire in 2014.

Stock-Based Compensation

Stock-based compensation expense is recognized using the fair-value based method for all awards granted. Compensation expense for awards granted is recognized on a straight-line basis over the requisite service period based on the grant-date fair value. Forfeitures are estimated at the time of grant and require the estimates to be revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The Company recorded compensation expense related to stock options and restricted stock of approximately $3,434,000 and $5,119,000 for the years ended December 31, 2011 and 2010, respectively. As of December 31, 2011, there was approximately $382,000 of unrecognized compensation cost related to outstanding awards, which is expected to be recognized over a remaining weighted-average period of approximately one year. As of December 31, 2011 and 2010, the intrinsic value for all options outstanding was approximately nil and $0.4 million, respectively.

During the year ended December 31, 2011, the Company issued an aggregate of 370,000 shares of restricted stock to employees valued between $0.38 and $0.55 per share, and recorded related stock-based compensation of approximately $2,680,000. During the year ended December 31, 2010, the Company issued an aggregate of 4,538,000 shares of restricted stock to employees valued between $0.50 and $1.44 per share, and recorded related stock-based compensation of approximately $4,242,000. During the year ended December 31, 2011, the Company issued an aggregate of 3,054,286 shares of restricted stock to consultants and advisors valued between $0.13 and $0.57 per share and recorded related stock-based compensation of approximately $601,000. During the year ended December 31, 2010, the Company issued an aggregate of 604,216 shares of restricted stock to consultants and advisors valued between $0.55 and $1.65 per share, and recorded related stock-based compensation of approximately $824,000. Stock compensation expense related to option grants to employees and consultants for the years ended December 31, 2011 and 2010 was not significant.

The Company recorded compensation expense related to stock options and restricted stock of approximately $589,000 and $970,000 for the three months ended March 31, 2012 and 2011, respectively.

Note 6 - Income Taxes	15 Months Ended
Mar. 31, 2012
Income Tax Disclosure [Text Block]

6.   Income Taxes

The Company accounts for income taxes under the asset and liability approach. Deferred taxes are recorded based upon the tax impact of items affecting financial reporting and tax filings in different periods. A valuation allowance is provided against net deferred tax assets where the Company determines realization is not currently judged to be more likely than not.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and liabilities consist of the following (in thousands):

	December 31,
	2011	2010
Deferred tax assets (liabilities):
Accrued expenses and reserves	$674	$343
Stock-based compensation	7,448	5,942
Intangibles	(369)	132
Property and equipment	(4)	(8)
Net operating loss carryforwards	23,240	22,397
Gross deferred tax assets	30,989	28,806
Valuation allowance	(30,989)	(28,806)
Net deferred taxes	$—	$—

The valuation allowance for U.S. deferred tax assets increased by approximately $2.2 million and $6.2 million in 2011 and 2010, respectively, due mainly to the generation of U.S. net operating losses. The valuation allowance at December 31, 2011 and 2010 has primarily been provided for net U.S. federal and state deferred tax assets and stock-based compensation.

The difference between the effective rate reflected in the provision for income taxes on loss before taxes and the amounts determined by applying the applicable statutory U.S. tax rate are analyzed below:

	2011	2010
	%	%
Statutory tax benefit	(34)	(34)
State income taxes, net of federal effects	(4)	(6)
Impairment of goodwill	1	6
Stock based compensation on exercise and vesting	5	(4)
Purchase accounting adjustment	4	—
Return to provision adjustment	17	—
Other	—	(1)
Change in deferred tax asset valuation allowance	11	39
Provision for income taxes	—	—

As of December 31, 2011, the Company had U.S. federal net operating loss carry forwards of approximately $63.8 million (including approximately $9.8 million from Steel Vault through the date of the Merger) for income tax purposes that expire in various amounts through 2031. The Company also has approximately $38.0 million of state net operating loss carryforwards that expire in various amounts through 2031.

Based upon the change of ownership rules under IRC Section 382, the Company experienced a change of ownership in December 2007 exceeding the 50% limitation threshold imposed by IRC Section 382. The Company experienced a subsequent change in ownership during November 2008. The acquired net operating losses of Steel Vault are subject to a similar limitation under IRC Section 382. Since 2008 the Company has issued additional shares which potentially result in additional changes of ownership under IRC Section 382. As a result the Company’s future utilization of its net operating loss carryforwards will be significantly limited as to the amount of use in any particular year, and consequently may be subject to expiration.

The Company files consolidated tax returns in the United States federal jurisdiction and in the various states in which it does business. In general, the Company is no longer subject to U.S. federal or state income tax examinations for years before December 31, 2008.

The Company had an effective tax rate of nil for the three months ended March 31, 2012 and 2011 and for the years ended December 31, 2011 and 2010. The Company incurred losses before taxes for the three months ended March 31, 2012 and 2011 and for the years ended December 31, 2011 and 2010. However, it has not recorded a tax benefit for the resulting net operating loss carryforwards, as the Company has determined that a full valuation allowance against its net deferred tax assets was appropriate based primarily on its historical operating results.

In July 2008, the Company completed the sale of all of the outstanding capital stock of Xmark Corporation (“Xmark”) to Stanley Canada Corporation (“Stanley”). In January 2010, Stanley received a notice from the Canadian Revenue Agency (“CRA”) that the CRA would be performing a review of Xmark’s Canadian tax returns for the periods 2005 through 2008. The Company has complied with all of Stanley’s information requests. This review covers all periods that the Company owned Xmark.

In February 2011, and as revised on November 9, 2011, Stanley received a notice from the CRA that the CRA completed its review of the Xmark returns and was questioning certain deductions attributable to allocations from related companies on the tax returns under review. In November and December 2011, the CRA and the Ministry of Revenue of the Province of Ontario issued notices of reassessment confirming the proposed adjustments. The total amount of the income tax reassessments for the 2006-2008 tax years, including both provincial and federal reassessments, plus interest, was approximately $1.4 million. In addition, on March 28, 2012 Stanley received assessments for withholding taxes on deemed dividend payments in respect of the disallowed management fees totaling approximately $0.2 million.

On January 20, 2012, the Company received an indemnification claim notice from Stanley related to the matter. The Company does not agree with the position taken by the CRA, and filed a formal appeal related to the matter on March 8, 2012. In connection with the filing of the appeal, Stanley was required to remit an upfront payment of a portion of the tax reassessment totaling approximately $950,000. The Company has agreed to repay Stanley for the upfront payment, plus interest at the rate of five percent per annum, in 24 equal monthly payments beginning on June 1, 2012. To the extent that the Company and Stanley reach a successful resolution of the matter through the appeals process, the upfront payment (or a portion thereof) will be returned to Stanley or the Company as applicable.  Based on the Company’s review of the correspondence and evaluation of the supporting detail, it does not believe that the ultimate resolution of this matter will have a material negative impact on the Company’s historical tax liabilities or results of operations. The Company had established an accrual of $400,000 for this contingency as of December 31, 2011, which management believes is adequate. In connection with the upfront payment made by Stanley, this accrual was reclassified to a liability to Stanley, and a prepaid tax advance to Stanley in the amount of $550,000 was recorded as of March 31, 2012.

Note 7 - Commitments and Contingencies	15 Months Ended
Mar. 31, 2012
Commitments and Contingencies Disclosure [Text Block]

7.   Commitments and Contingencies

Lease Commitments

The Company leases certain office space under noncancelable operating leases, including the Company’s corporate offices in Delray Beach, Florida under a lease scheduled to expire in September 2015 and office space for the Company’s MicroFluidic subsidiary in Pleasanton, California under a lease scheduled to expire in April 2015. Rent expense under operating leases totaled approximately $365,000 and $134,000 for the years ended December 31, 2011 and 2010, respectively. Future minimum lease payments under operating leases at December 31, 2011 are as follows (in thousands):

2012	$181
2013	216
2014	224
2015	134
$755

Legal Proceedings

The Company is a party to certain legal actions, as either plaintiff or defendant, arising in the ordinary course of business, none of which is expected to have a material adverse effect on the Company’s business, financial condition or results of operations. However, litigation is inherently unpredictable, and the costs and other effects of pending or future litigation, governmental investigations, legal and administrative cases and proceedings, whether civil or criminal, settlements, judgments and investigations, claims or charges in any such matters, and developments or assertions by or against the Company relating to the Company or to the Company’s intellectual property rights and intellectual property licenses could have a material adverse effect on the Company’s business, financial condition and operating results.

Note 8 - Employment Contracts and Stock Compensation to Related Parties	15 Months Ended
Mar. 31, 2012
Related Party Transactions Disclosure [Text Block]

8.   Employment Contracts and Stock Compensation to Related Parties

On November 10, 2010, the Company’s compensation committee (the “Compensation Committee”) approved a five year Employment and Non-Compete Agreement for Mr. Silverman and a five year Employment and Non-Compete Agreement for Mr. Caragol. Beginning in 2011, Mr. Silverman and Mr. Caragol were to receive a base salary of $375,000 and $225,000, respectively. During the term, each executive was entitled to receive a minimum annual bonus for each calendar year of the term in an amount equal to a minimum of one (1) times such executive’s base salary.  Additionally, the Compensation Committee had the authority to approve a discretionary bonus for each year of the term. Pursuant to the agreements, Mr. Silverman and Mr. Caragol received 1,000,000 and 750,000 shares of restricted stock, respectively. These restricted shares are scheduled to vest 50% on January 1, 2012 and 50% on January 1, 2013.

On September 30, 2011, the Company entered into a First Amendment to Employment and Non-Compete Agreement (the “First Silverman Amendment”) with Mr. Silverman in connection with Mr. Silverman’s ceasing to be the Company’s Chief Executive Officer. The First Silverman Amendment amended the Employment and Non-Compete Agreement dated November 11, 2010 between the Company and Mr. Silverman and provided for, among other things, the issuance of restricted stock of the Company to Mr. Silverman in the aggregate amount of approximately $3.4 million (the “Restricted Stock”) in lieu of contractually-committed cash salary and bonus for 2012 through 2015. The Restricted Stock is to be issued based upon the average daily volume-weighted average price of the Company’s common stock for the five trading days preceding the date of the First Silverman Amendment. The Restricted Stock is subject to registration rights and price protection provisions, and was to be granted upon the earlier of (i) a reverse stock split or (ii) the receipt of stockholder approval to increase the number of authorized shares of common stock of the Company to at least 175 million shares. The Restricted Stock is price protected through the date on which the registration statement registering such shares becomes effective, such that if the value of the Restricted Stock at such time is less than the average daily volume-weighted average price of the Company’s common stock for the five trading days preceding the date of the First Silverman Amendment, additional shares will be issued to subsidize any shortfall. In connection with the execution of the First Silverman Amendment, a non-cash charge of approximately $3.4 million was recorded in the third quarter of 2011, for which a corresponding liability has been established in the accompanying consolidated balance sheet as of December 31, 2011. On January 27, 2012, the Company issued the Restricted Stock to Mr. Silverman, totaling 18.1 million shares.

On December 6, 2011, the Compensation Committee approved an Amended and Restated Employment, Consulting and Non-Compete Agreement (the “Amended and Restated Agreement”) between the Company and Mr. Silverman in connection with Mr. Silverman’s negotiated departure from the Board of Directors of the Company as of December 6, 2011 and his continued service as consultant to the Company until March 1, 2012. The Amended and Restated Agreement amends and restates the Employment and Non-Compete Agreement dated November 11, 2010 between the Company and Mr. Silverman and the First Silverman Amendment, and provides for, among other things, clarification of the terms of Mr. Silverman’s separation from the Company and continued vesting of Mr. Silverman’s unvested stock grants. The Company also granted Mr. Silverman a security interest in substantially all of the Company’s assets (the “Security Agreement”) until such time as the stock obligations under the Amended and Restated Agreement are fulfilled.

Under the Amended and Restated Agreement, the Company agreed to satisfy certain contractual obligations of $461,538 (the “Contractual Obligations”) through the issuance of 2,468,118 shares of common stock from the 2011 Plan to Mr. Silverman (the “Contractual Obligations Stock”) on January 2, 2012. If the Company receives $1,000,000 of proceeds from a financing transaction or a series of financing transactions between December 6, 2011 and the date in which a registration statement registering the Contractual Obligations Stock becomes effective, the Company is required to pay Mr. Silverman $100,000 in cash compensation in 2012 and Mr. Silverman will return 534,789 shares of common stock to the Company. If a registration statement for the Contractual Obligations Stock does not become effective on or before March 31, 2012, Mr. Silverman may return the Contractual Obligations Stock in exchange for cash compensation in the amount of $461,538, less any cash compensation payments made to Mr. Silverman as described herein. On January 2, 2012, the Company issued the Contractual Obligations Stock to Mr. Silverman. The Company filed a registration statement on Form S-1 for resale of the Restricted Stock (the “Registration Statement”) with the SEC on January 31, 2012, as amended February 2, 2012 and February 13, 2012.

On March 23, 2012, the Board of Directors approved a First Amendment to Amended and Restated Employment, Consulting and Non-Compete Agreement (the “First Amendment to Amended and Restated Employment Agreement”) between the Company and Mr. Silverman in connection with the elimination of any and all price protection provisions under the Amended and Restated Agreement and any other further registration rights obligations. Under the First Amendment to Amended and Restated Agreement the Company agreed to issue 13,500,000 shares of restricted stock of the Company to Mr. Silverman on March 23, 2012 (the “Price Protection Shares”). The Price Protection Shares were issued in order to (i) eliminate any and all price protection provisions under the Amended and Restated Agreement, including, but not limited to, any price protection provisions relating to a reverse stock split, and (ii) any further registration rights obligations.  The Price Protection Shares will be included on a pre-effective amendment to the Registration Statement to be filed with the SEC no later than March 30, 2012. Upon effectiveness of the Registration Statement, the Security Agreement will terminate. In connection with the issuance of the Price Protection Shares, a non-cash charge of approximately $1.5 million was recorded in the fourth quarter of 2011, based on the fair value of the shares at the date of issuance and for which a corresponding liability has been established in the accompanying consolidated balance sheet as of December 31, 2011.

On December 6, 2011, the Compensation Committee approved a First Amendment to Employment and Non-Compete Agreement (the “First Caragol Amendment”) between the Company and Mr. Caragol in connection with Mr. Caragol’s assumption of the position of Chairman of the Board of the Company effective December 6, 2011. The First Caragol Amendment amends the Employment and Non-Compete Agreement dated November 11, 2010, between the Company and Mr. Caragol and provides for, among other things, the elimination of any future guaranteed raises and bonuses, other than a 2011 bonus of $375,000 to be paid beginning January 1, 2012 in twelve (12) equal monthly payments. If in the reasonable discretion of the Board, the Company is unable to make the scheduled cash bonus payments, the Company shall have the option of (i) delaying payment(s), (ii) paying Mr. Caragol in restricted stock of the Company, or (iii) reaching some other mutually agreeable resolution with Mr. Caragol. The First Caragol Amendment obligates the Company to grant to Mr. Caragol an aggregate of 12.5 million shares of restricted stock over a 4 year period as follows: (i) 2.5 million shares upon execution of the First Caragol Amendment, which shall vest on January 1, 2014, (ii) 2.5 million shares on January 1, 2012, which shall vest on January 1, 2015, (iii) 2.5 million shares on January 1, 2013, which shall vest on January 1, 2015, (iv) 2.5 million shares on January 1, 2014, which shall vest on January 1, 2016, and (v) 2.5 million shares on January 1, 2015, which shall vest on January 1, 2016. The Company and Mr. Caragol have agreed to delay the issuance of the first and second restricted share grants, for a total of 5 million shares, until the Company has available shares under a stock incentive plan. Stock compensation expense related to the first and second restricted share grants totaled approximately $86,000 for the quarter ended March 31, 2012, and for which a total liability of approximately $101,000 has been reflected in the accompanying consolidated balance sheet as of March 31, 2012.

Note 9 - Segment Information	15 Months Ended
Mar. 31, 2012
Segment Reporting Disclosure [Text Block]

9.   Segment Information

From the time of the merger with Steel Vault on November 10, 2009, the Company operated in two business segments: HealthID and ID Security. As a result of the sale of the Company’s NationalCreditReport.com business in July 2011, the Company now operates in one segment (HealthID).

HealthID Segment

The Company’s HealthID segment is focused on the development of three products: (1) the GlucoChip, a glucose-sensing microchip, based on the Company’s proprietary intellectual property which is being developed in conjunction with Receptors LLC, (2) iglucose, a stand-alone, self-contained unit that automatically queries a diabetic user’s data-capable glucometer for blood glucose data and sends that data via machine-to-machine technology to the iglucose online database, and (3) Easy Check, a non-invasive breath glucose detection system, based on the correlation of acetone in exhaled breath to blood glucose levels.

ID Security Segment

The Company’s ID Security segment included its Identity Security suite of products, sold through NationalCreditReport.com and the Company’s Health Link personal health record (“PHR”) business. The NationalCreditReport.com business offered consumers a variety of identity security products and services primarily on a subscription basis. These services helped consumers protect themselves against identity theft or fraud and understand and monitor their credit profiles and other personal information, which included credit reports, credit monitoring and credit scores.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The following is selected segment data as of and for the year ended December 31, 2010 (in thousands):

	Health ID	ID Security
As of and For the Year Ended December 31, 2010
Revenue	$75	$3,018
Operating loss	$(10,357)	$(5,593)
Loss before income taxes	$(10,327)	$(5,589)
Total assets	$1,515	$1,800

In conjunction with the Company’s decision at the end of 2010 to cease acquiring new customers, it evaluated the Steel Vault business model and recoverability of its intangible assets by estimating the projected operating cash flows and estimated residual value of the NationalCreditReport.com business. As a result, the Company recorded an impairment charge of $1.6 million in the fourth quarter of 2010.  Effective December 31, 2010, the Company also adjusted the rates of amortization of its trademarks and domain names to reflect the estimated residual value over its estimated remaining economic life.  The impairment charge and change in amortization affect the Company’s ID Security Segment.

Note 10 - Supplementary Cash Flow Information	15 Months Ended
Mar. 31, 2012
Cash Flow, Supplemental Disclosures [Text Block]

10.   Supplementary Cash Flow Information

For the years ended December 31, 2011 and 2010, the Company had the following non-cash investing and financing activities (in thousands):

	Years Ended December 31,
	2011	2010
Non-cash financing and investing activities:
Accrued dividends payable	$154	$152
Issuance of common stock for MicroFluidic Acquisition	879	—
	$1,033	$152

Note 11 - Nasdaq Delisting	15 Months Ended
Mar. 31, 2012
NASDAQ Delisting [Text Block]

11.   Nasdaq Delisting

The Company was out of compliance with Nasdaq’s minimum bid price requirement since the second half of 2010 and, as of June 30, 2011, the Company did not meet the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. On August 11, 2011, the Company was granted a temporary extension of time, as permitted under Nasdaq's Listing Rules, to comply with the $1.00 per share minimum bid price requirement for continued listing, which is typically accomplished by means of a reverse stock split. On August 26, 2011, the Company received the requisite favorable vote of the Company’s stockholders with respect to the proposal to authorize the Board of Directors of the Company (the “Board”), in its discretion, to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s common stock; however, for various reasons, the Board decided to not effect a reverse stock split.

On August 31, 2011, the Company received notification that the Company's stock was being delisted from the Nasdaq Capital Market in connection with a bid price deficiency. On September 1, 2011, the Company’s common stock began trading on the OTC Bulletin Board under the trading symbol PSID. The Company will continue to file periodic reports with the SEC in accordance with the requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended.

Note 12 - Sale of Subsidiary to Related Party	15 Months Ended
Mar. 31, 2012
Sale Of Subsidiary To Related Party [Text Block]

12.   Sale of Subsidiary to Related Party

On January 11, 2012, the Company contributed certain assets and liabilities related to its VeriChip business, as well as all of the assets and liabilities relating to its Health Link business, to its wholly-owned subsidiary, PositiveID Animal Health (“Animal Health”).  The Company had ceased actively marketing the VeriChip business in January 2008 and the Health Link business in September 2010.  The term “VeriChip business” does not include the GlucoChip or any product or application involving blood glucose detection or diabetes management.

On January 11, 2012, VeriTeQ Acquisition Corporation (“VeriTeQ”), which is owned and controlled by Mr. Silverman, purchased all of the outstanding capital stock of Animal Health in exchange for a secured promissory note in the amount of $200,000 and 4 million shares of common stock of VeriTeQ representing a 10% ownership interest, to which no value was ascribed. The Company has not recorded the Note or any accrued interest in its balance sheet as of March 31, 2012, and currently plans to recognize the $200,000 gain represented by the Note as the Note is collected.

In connection with the sale, the Company entered into a license agreement with VeriTeQ (the “License Agreement”) which grants VeriTeQ a license to utilize the Company’s bio-sensor implantable RFID patent for the purpose of designing and constructing, using, selling and offering to sell products or services related to the VeriChip business, but excluding the GlucoChip or any product or application involving blood glucose detection or diabetes management.  Pursuant to the License Agreement, the Company will receive royalties in the amount of ten percent on all gross revenues arising out of or relating to VeriTeQ’s sale of products, whether by license or otherwise, specifically relating to the patent, and a royalty of twenty percent on gross revenues that are generated under the Development and Supply Agreement between the Company and Medical Components, Inc. (“Medcomp”) dated April 2, 2009. The Company’s right to the Medcomp royalty payments will terminate three years following written clearance by the FDA of the Medcomp product that incorporates the VeriChip product.

The Company also entered into a shared services agreement with VeriTeQ on January 11, 2012 (the “Shared Services Agreement”), pursuant to which the Company agreed to provide certain services to VeriTeQ in exchange for $30,000 per month. The term of the Shared Services Agreement commenced on January 23, 2012. The first payment for such services is not payable until VeriTeQ receives gross proceeds of a financing of at least $500,000. The balance due from VeriTeQ under the Shared Services Agreement, including certain expenses paid by the Company on behalf of VeriTeQ, totaled approximately $115,000 as of March 31, 2012, which has not been recorded in the Company’s balance sheet as of March 31, 2012 and will be recorded on a cash basis as collected.